UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005 (May 11, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

The following is a supplement to the prospectus of Behringer Harvard REIT I, Inc. dated February 11, 2005:

SUPPLEMENTAL INFORMATION - The prospectus of Behringer Harvard REIT I, Inc. consists of this prospectus dated February 11, 2005 and Supplement No. 1 dated May 17, 2005.

BEHRINGER HARVARD REIT I, INC.
SUPPLEMENT NO. 1 DATED MAY 17, 2005
TO THE PROSPECTUS DATED FEBRUARY 11, 2005

This document supplements, and should be read in conjunction with, the prospectus of Behringer Harvard REIT I, Inc. dated February 11, 2005. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.

The purpose of this supplement is to describe the following:

(1)	the status of the offering of shares in Behringer Harvard REIT I;

(2)	revisions to the “Prospectus Summary - Certain Summary Risk Factors” section of our prospectus to clarify that we may in the future list our shares for trading on a national securities exchange (The New York Stock Exchange or the American Stock Exchange) or for quotation on The Nasdaq Stock Market (including the Nasdaq National Market System or the Nasdaq SmallCap Market);

(3)	the declaration of the special 10% stock dividend for early investors;

(4)	updated information regarding the prior performance of real estate programs managed by our advisor and its affiliates;

(5)	a reduction in the annual asset management fee paid to our advisor from 1% to 0.6% of aggregate assets value;

(6)	revisions to our share redemption program to ensure that the purchase price for shares redeemed during the time before we begin having appraisals performed by an independent third party will be no more than 90% of the average price paid for such shares (other than in connection with the death or disability of a stockholder or a stockholder’s need for long-term care);

(7)	the issuance of limited partnership units of Behringer Harvard OP I in connection with the acquisition of a property by Behringer Harvard OP I, and amendments made to the limited partnership agreement of Behringer Harvard OP I in connection with the admission of the new limited partners that were issued limited partnership units in exchange for such property;

(8)	revisions to the “Questions and Answers About This Offering” section of our prospectus to recommend that certain information contained in that section be disregarded when considering an investment in us;

(9)	revisions to our prospectus to include estimated use of offering proceeds based on sales of the maximum amount of shares registered pursuant to our primary offering and no sales of shares pursuant to our distribution reinvestment plan;

(10)	clarification of the composition of our acquisition and advisory fees and acquisition expenses;

(11)	revisions to the “Plan of Distribution - Volume Discounts” section of our prospectus to provide investors, our advisor and our dealer manager with greater flexibility to negotiate the payment of fees and commissions with respect to large purchases of our shares; and

(12)	updated prior performance tables included as Exhibit A to the prospectus.

Status of the Offering

We commenced the second public offering of shares of our common stock on February 11, 2005. We have accepted investors’ subscriptions to this offering received through May 2, 2005 and issued approximately 5,800,000 shares of our common stock, with gross proceeds of approximately $58,100,000 distributed to us.

Certain Summary Risk Factors

The following replaces the information in the third bullet point on page 5 of our prospectus in the section captioned “Prospectus Summary - Certain Summary Risk Factors”:

•	If we do not list the shares for trading on a national securities exchange (The New York Stock Exchange or the American Stock Exchange) or for quotation on The Nasdaq Stock Market (including the Nasdaq National Market System or the Nasdaq SmallCap Market) by February 20, 2017, unless such date is extended by a majority of our board of directors and a majority of our independent directors, our charter provides that we must begin to sell all of our properties and distribute the net proceeds to our stockholders.

Special 10% Stock Dividend for Early Investors

The following information should be read in conjunction with the “Prospectus Summary - Special 10% Stock Dividend for Early Investors” section on page 6 of the prospectus:

As of May 2, 2005, we had raised in excess of an aggregate of $50,000,000 in this offering (excluding shares sold pursuant to our distribution reinvestment plan). As a result, at the meeting of our board of directors on May 11, 2005, our board of directors authorized a 10% stock dividend to be paid to all of our stockholders of record at the close of business on September 30, 2005, such record date representing the last day of the first full calendar quarter after we raised an aggregate $50,000,000 in this offering.

The following information should be read in conjunction with the “Description of Shares - Special 10% Stock Dividend for Early Investors” section on page 136 of the prospectus:

As of May 2, 2005, we had raised in excess of an aggregate of $50,000,000 in this offering (excluding shares sold pursuant to our distribution reinvestment plan). As a result, at the meeting of our board of directors on May 11, 2005, our board of directors authorized a one-time 10% stock dividend to be paid to all of our stockholders of record on September 30, 2005, such record date representing the last day of the first full calendar quarter after we raised an aggregate $50,000,000 in this offering. If you are one of the investors who purchased our stock before the close of business on September 30, 2005, you will receive a stock dividend of one additional share of common stock for every ten shares of common stock you own as of September 30, 2005. The stock dividend will be paid to you on October 1, 2005. You should be aware that if you participate in our distribution reinvestment plan, shares that are purchased on or about September 16, 2005 with the proceeds of distributions having record dates in August 2005 will receive the 10% stock dividend. On the other hand, any shares that are purchased with the proceeds of distributions having record dates in or after September 2005 would not receive the 10% stock dividend. Because our stock is uncertificated, recipients of the 10% stock dividend will receive, instead of a stock certificate, a confirmation of the issuance of the applicable additional stock from our transfer agent no later than November 16, 2005.

Prior Performance Summary

The following information replaces the section of our prospectus captioned “Prospectus Summary - Prior Offering Summary” on page 8 of the prospectus:

In addition to our initial public offering, Robert M. Behringer, our founder, President, Chief Executive Officer and Chief Investment Officer, has recently sponsored through Behringer Harvard Holdings: two publicly offered real estate limited partnerships, Behringer Harvard Short-Term Opportunity Fund I LP (Behringer Harvard Short-Term Fund I) and Behringer Harvard Mid-Term Value Enhancement Fund I LP (Behringer Harvard Mid-Term Fund I); eight private offerings of tenant-in-common interests; and one private real estate limited partnership, Behringer Harvard Strategic Opportunity Fund I LP (Behringer Harvard Strategic Opportunity Fund I). In addition, Mr. Behringer has proposed to sponsor a public offering by a newly formed entity, Behringer Harvard Opportunity REIT I, Inc. (Behringer Harvard Opportunity REIT). Over the last 15 years, Mr. Behringer has sponsored an additional 29 privately offered real estate programs, consisting of single-asset, real estate limited partnerships and a private REIT, Harvard Property Trust, Inc. As of December 31, 2004, approximately 8,000 investors had invested an aggregate of approximately $405 million in the foregoing real estate programs, including our initial public offering. The “Prior Performance Summary” section of this prospectus contains a discussion of the programs sponsored by Mr. Behringer from January 1, 1995. Certain statistical data relating to such programs with investment objectives similar to ours also is provided in the “Prior Performance Tables” included as Exhibit A to this prospectus. The prior performance of the programs previously sponsored by Mr. Behringer is not necessarily indicative of the results that we will achieve. Therefore, you should not assume that you will experience returns, if any, comparable to those experienced by investors in such prior real estate programs.

The following information replaces the section of our prospectus captioned “Prior Performance Summary ” beginning on page 105 of the prospectus:

Prior Investment Programs

The information presented in this section represents the historical experience of certain real estate programs managed by our advisor and its affiliates, including certain officers and directors of our advisor. Our investors should not assume that they will experience returns, if any, comparable to those experienced by investors in such prior real estate programs. Investors who purchase our shares will not thereby acquire any ownership interest in any partnerships or corporations to which the following information relates or in any other programs of our affiliates.

Our chief executive officer and founder, Robert M. Behringer, has served as general partner, chief executive officer and/or director in 41 prior programs over the last fifteen years, which includes three other public programs and 38 privately offered programs. Based on an analysis of the operating results of the prior programs, Mr. Behringer believes that each of such programs has met or is meeting its principal investment objectives in a timely manner.

The information in this section and in the Prior Performance Tables included in this prospectus as Exhibit A shows relevant summary information concerning real estate programs sponsored by our affiliates. The Prior Performance Tables set forth information as of the dates indicated regarding certain of these prior programs as to (1) experience in raising and investing funds (Table I); (2) compensation to sponsor (Table II); (3) annual operating results of prior real estate programs (Table III); (4) results of completed programs (Table IV); and (5) results of sales or disposals of property (Table V). Additionally, Table VI, which is contained in Part II of the registration statement for this offering and which is not part of the prospectus, provides certain additional information relating to properties acquired by the prior real estate programs. We will furnish copies of such table to any prospective investor upon request and without charge. The purpose of this prior performance information is to enable you to evaluate accurately the experience of our advisor and its affiliates in sponsoring like programs. The following discussion is intended to summarize briefly the objectives and performance of the prior real estate programs and to disclose any material adverse business developments sustained by them.

Public Programs

Affiliates of Behringer Advisors are sponsoring two public real estate programs with substantially the same investment objectives as ours (Behringer Harvard Short-Term Fund I and Behringer Harvard Mid-Term Fund I). The initial public offerings with respect to those programs terminated on February 19, 2005. In addition, affiliates of Behringer Advisors propose to sponsor a public offering by a newly formed entity that will have investment objectives substantially similar to ours, Behringer Harvard Opportunity REIT I. The registration statement of Behringer Harvard Opportunity REIT I is proposed to be for the offer and sale to the public of up to 40 million shares of common stock at a price of $10.00 per share, plus an additional 8 million shares of common stock at a maximum price of $9.50 per share pursuant to the distribution reinvestment plan of Behringer Harvard Opportunity REIT I. As described in the “Prior Performance Summary,” Robert M. Behringer and his affiliates also have sponsored other privately offered real estate programs that have a mix of fund characteristics, including targeted investment types, investment objectives and criteria and anticipated fund terms, that are substantially similar to ours, and which are still operating and may acquire additional properties in the future. Behringer Advisors and its affiliates will likely experience conflicts of interest as they simultaneously perform services for us and other Behringer Harvard sponsored programs.

The aggregate dollar amount of the acquisition and development costs of the properties in which the two prior publicly offered limited partnerships and we purchased interests, as of March 31, 2005, was approximately $316.1 million. Following is a table showing the breakdown by type of property of the aggregate amount of acquisition and development costs of the properties purchased by Behringer Harvard Short-Term Fund I, Behringer Harvard Mid-Term Fund I and us as of March 31, 2005:

Type of Property	New	Used	Construction
Office and Industrial Buildings	0%	100%	0%
Retail Property	0%	100%	0%
Development Property	0%	0%	100%

The following is a breakdown of the aggregate amount of acquisition and development costs of the properties purchased by Behringer Harvard Short-Term Fund I, Behringer Harvard Mid-Term Fund I and us as of March 31, 2005, by 100% fee ownership interests, ownership of tenant-in-common (TIC) interests, and ownership of joint venture interests:

Fund	100% Owned	TIC Interests	Joint Ventures
Behringer Harvard REIT I	33.2%	66.8%	-
Behringer Harvard Short-Term Fund I	31.4%	-	68.6%
Behringer Harvard Mid-Term Fund I	100%	-	-

Historically, each of the public programs sponsored by our affiliates, including us, has experienced losses during the first several quarters of its operation. Many of these losses can be attributed to initial start-up costs and a lack of revenue producing activity prior to the programs’ initial property investments. Losses also may reflect the delay between the date a property investment is made and the period when revenues from such property investment begin to accrue. Furthermore, with the exception of the sale by Behringer Harvard Short-Term Fund I of the undeveloped land adjacent to the Woodall Rodgers Property, as described below, the programs have sold no properties, and thus, any appreciation or depreciation of the properties is not reflected in the net income of the programs.

Upon request, prospective investors may obtain from us without charge copies of offering materials and any reports prepared in connection with any of the Behringer Harvard public programs, including a copy of the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. For a reasonable fee, we will also furnish upon request copies of the exhibits to any such Form 10-K. Any such request should be directed to our Secretary. Many of the offering materials and reports prepared in connection with the Behringer Harvard public programs are also available on our web site, http://www.bhfunds.com. In addition, the Securities and Exchange Commission maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Behringer Harvard Short-Term Fund I

Behringer Harvard Short-Term Fund I, a Texas limited partnership, was formed in July 2002 to acquire interests in office, office-tech, retail, apartment, industrial and hotel properties. Robert M. Behringer and Behringer Harvard Advisors II LP, an affiliate of our advisor, serve as the general partners of Behringer Harvard Short-Term Fund I. The public offering of Behringer Harvard Short-Term Fund I’s units of limited partnership interest commenced on February 19, 2003 and terminated on February 19, 2005. As of December 31, 2004, Behringer Harvard Short-Term Fund I had raised gross offering proceeds of approximately $68.9 million from the issuance of approximately 6.9 million units of limited partnership interest to approximately 3,000 investors.

As of March 31, 2005, Behringer Harvard Short-Term Fund I had purchased interests in seven real estate properties amounting to an investment of approximately $66.7 million (purchase price including debt financing).

In addition, in April 2005, Behringer Harvard Short-Term Fund I purchased a property located in Irving, Texas. Thus, as of April 30, 2005, Behringer Harvard Short-Term Fund I owns an interest in the following properties:

•
The Woodall Rodgers Property. This property, acquired in February 2004, is located in Dallas, Texas and consists of a five-story office building built in 1984, containing approximately 74,090 rentable square feet and a free-standing single-story bank office building with drive-through lanes. The buildings are located on approximately 1.7 acres subject to a ground lease that expires in 2097. The property also included approximately 1.6 acres of undeveloped adjacent land that was sold to LZA Properties, L.P., an unaffiliated third party, on April 6, 2005. Behringer Harvard Short-Term Fund I owns a 100% fee simple interest in the remaining property. As of December 31, 2004, the remaining Woodall Rodgers Property was 100% leased and includes as its major tenants Republic Title of Texas, Inc. and Precept Builders, Inc.

•
The Quorum Property. This property, acquired in July 2004, is located in Addison, Texas, a suburb of Dallas, Texas, and consists of a seven-story office building built in 1981, containing approximately 133,799 rentable square feet, a parking garage and a nine-lane drive-through bank facility. The buildings are located on approximately 3.9 acres of land. Behringer Harvard Short-Term Fund I owns a 100% fee simple interest in this property. As of December 31, 2004, the Quorum Property was approximately 60% leased and includes as its major tenants KMC Insurance Services, Inc., Workflow Studios, Inc. and JP Morgan/Chase Bank.

•
The Skillman Property. This property, acquired in July 2004, is located in Dallas, Texas and consists of a shopping/service center built in 1985 containing approximately 98,764 rentable square feet. The property is located on approximately 7.3 acres of land. Behringer Harvard Short-Term Fund I owns an 85.71% interest in the Skillman Property through direct and indirect partnership interests in a limited partnership that owns the property.  As of December 31, 2004, the Skillman Property was approximately 84% leased and includes as its major tenants Compass Bank, Re/Max Associates of Dallas and El Fenix.

•
The Central Property. This property, acquired in August 2004, is located in Dallas, Texas and consists of a six-story office building containing approximately 87,292 rentable square feet. The property is located on approximately 0.66 acres of land. Behringer Harvard Short-Term Fund I owns a 50% interest in the Central Property through direct and indirect partnership interests in a limited partnership that owns the property. As of December 31, 2004, the Central Property was approximately 67% leased and includes as its major tenants BGO Architects, Dr. Monty Buck and Michael Burns and Associates, Inc.

•
The Coit Property. This property, acquired in October 2004, is located in Plano, Texas, a suburb of Dallas, Texas, and consists of a two-story office building built in 1986, containing approximately 105,030 rentable square feet. The property is located on approximately 12.3 acres of land. Behringer Harvard Short-Term Fund I owns a 90% interest in the Coit Property through direct and indirect partnership interests in a limited partnership that owns the property. As of December 31, 2004, the Coit Property was 100% leased to one tenant, CompUSA, Inc.

•
Mockingbird Commons. This property, acquired in November 2004, is located in Dallas, Texas and consists of a 5.4-acre site that is planned for redevelopment as a 475,000 square feet mixed-use project with a boutique hotel, high rise luxury condominiums and retail stores. Behringer Harvard Short-Term Fund I owns a 70% interest in the Mockingbird Commons Property through direct and indirect partnership interests in a limited partnership that owns the property.

•
Northwest Highway Property. This property, acquired in March 2005, is located in Dallas, Texas and consists of approximately 4.97 acres of land which is planned for development into high-end residential lots for the future sale to luxury home builders. Behringer Harvard Short-Term Fund I entered into a partnership agreement whereby Behringer Harvard Short-Term Fund I and a wholly-owned subsidiary of Behringer Harvard Short-Term Fund I owns a combined 80% interest in the Northwest Highway Property through direct and indirect partnership interests in a limited partnership that owns the property.

•
250/290 Carpenter Property. This property, acquired in April 2005, is located in Irving, Texas, a suburb of Dallas, Texas, and consists of a three-story office building built in 1976 and two connected seven-story towers, each built in 1983, in total containing approximately 536,241 rentable square feet. The property is located on approximately 15.3 acres of land. Behringer Harvard Short-Term Fund I owns a 100% fee simple interest in this property. As of April 4, 2004, the Carpenter Property was 100% leased to one tenant, Citicorp North America, Inc.

Behringer Harvard Mid-Term Fund I

Behringer Harvard Mid-Term Fund I, a Texas limited partnership, was formed in July 2002 to acquire interests in institutional quality office and office service center properties having desirable locations, personalized amenities, high quality construction and creditworthy commercial tenants. Robert M. Behringer and Behringer Harvard Advisors I LP, an affiliate of our advisor, serve as the general partners of Behringer Harvard Mid-Term Fund I. The public offering of Behringer Harvard Mid-Term Fund’s units of limited partnership interest commenced on February 19, 2003 and terminated February 19, 2005. As of December 31, 2004, Behringer Harvard Mid-Term Fund I had raised gross offering proceeds of approximately $31.5 million from the issuance of approximately 3.2 million units of limited partnership interest to approximately 1,000 investors.

As of March 31, 2005, Behringer Harvard Mid-Term Fund I had purchased interests in four real estate properties amounting to an investment of approximately $24.7 million.

Behringer Harvard Mid-Term Fund I owns following properties:

•
The Hopkins Property. This property, which was acquired in March 2004, is located in Hopkins, Minnesota, which is a suburb of Minneapolis. The property contains a one-story office building built in 1981, containing approximately 29,660 of rentable square feet and located on approximately 2.5 acres of land. Behringer Harvard Mid-Term Fund I owns a 100% fee simple interest in this property. Pursuant to a lease terminating in September 2010, the property is 100% leased on a triple-net basis to SunGard Financial Systems, Inc., which is a wholly owned subsidiary of SunGard Data Systems.

•
The Northpoint Property. This property, which was acquired in June 2004, is located in Dallas, Texas and consists of a two-story office building built in 1978 containing approximately 79,049 rentable square feet. The property is located on approximately 5.1 acres of land. Behringer Harvard Mid-Term Fund I owns a 100% fee simple interest in this property. As of December 31, 2004, the Northpoint Property was 99% leased and includes as its major tenants Centex Homes and Medical Edge Healthcare Group, Inc.

•
The Tucson Way Property. This property, which was acquired in October 2004, is located in Englewood, Colorado, a suburb of Denver. The property consists of a two-story office building built in 1985 containing approximately 70,660 rentable square feet. The property is located on approximately 6.02 acres of land. Behringer Harvard Mid-Term Fund I owns a 100% fee simple interest in this property. The Tucson Way Property is 100% leased to Raytheon Company on a triple-net basis through April 2012.

•
The 2800 Mockingbird Property. This property, which was acquired in March 2005, is located in Dallas, Texas. The property consists of a single-story office building containing approximately 73,349 rentable square feet. The property is located on approximately 3.97 acres of land. The building was originally constructed in 1940, expanded in 1979 and partially renovated in 2000. Behringer Harvard Mid-Term Fund I owns a 100% fee simple interest in this property. The 2800 Mockingbird Property is 100% leased to Government Records Services, Inc. a division of Affiliated Computer Services, Inc., on a triple-net basis through September 2010.

Private Programs

The prior privately offered programs sponsored by our affiliates include 28 single-asset real estate limited partnerships, eight tenant-in-common offerings and one private REIT. The total amount of funds raised from investors in these 37 prior private offerings was approximately $244.8 million, and the total number of investors in such programs was approximately 618. In addition, a newly private program sponsored by Behringer Harvard (Behringer Harvard Strategic Opportunity Fund I) has investment objectives substantially similar to ours. See Tables I and II of the Prior Performance Tables for more detailed information about the experience of our affiliates in raising and investing funds for the private offerings initiated over the last three years and compensation paid to the sponsors of these programs.

The aggregate dollar amount of the acquisition and development costs of the properties purchased by the privately offered programs previously sponsored by our affiliates, as of March 31, 2005, was $611.2 million. Of this aggregate amount, approximately 97.7% was spent on existing or used properties, approximately 1.9% was spent on construction properties, and approximately 0.5% was spent on acquiring or developing land. Of the aggregate amount, approximately 88.6% was spent on acquiring or developing office buildings, approximately 8.5% was spent on acquiring or developing golf centers and marinas, approximately 1.4% was spent on acquiring or developing multi-tenant residential properties (apartments), approximately 1.0% was spent on acquiring or developing retail centers, and approximately 0.4% was spent on acquiring or developing storage facilities. These properties were located in Texas, Minnesota, Arkansas, Missouri, Washington, D.C., Maryland, Colorado, Florida and the U.S. Virgin Islands, and the aggregate purchase price in each of these jurisdictions was $261.7 million, $114.7 million, $48.0 million, $34.9 million, $46.8 million, $54.3 million, $50.7 million, $11.4 million and $4.8 million, respectively. The following table shows a breakdown by percentage of the aggregate amount of the acquisition and development costs of the properties purchased by the prior private real estate programs as of March 31, 2005:

Type of Property	New	Used	Construction
Office buildings	0.0%	98.5%	1.5%
Apartments	0.0	100.0	0.0
Retail	0.0	100.0	0.0
Marinas / Golf	0.0	91.3	8.7
Land	0.0	100.0	0.0
Storage facilities	0.0	100.0	0.0

As of March 31, 2005, these programs have sold 36 of the total of 60 properties, or 60% of such properties. The original purchase price of the properties that were sold was $178.6 million, and the aggregate sales price of such properties was $207.9 million. See Tables III, IV and V of the Prior Performance Tables for more detailed information as to the operating results of such programs whose offerings closed since January 1, 1995, results of such programs that have completed their operations since December 31, 1996 and the sales or other disposals of properties with investment objectives similar to ours since January 1, 1997.

As of March 31, 2005, the percentage of these programs, by investment, with investment objectives similar to ours is 89.2%. Over the last six years, the privately offered real estate programs of our affiliates with investment objectives similar to ours purchased a total of 37 office buildings with an aggregate purchase price of $545.1 million, using $354.9 million in purchase mortgage financing. These buildings were located in Texas, Minnesota, Arkansas, Missouri, Washington, D.C., Maryland and Colorado and had an aggregate of 4.5 million square feet of gross leasable space. For more detailed information regarding acquisitions of properties by such programs since January 1, 1995, see Table VI contained in Part II of the registration statement of which this prospectus is a part. We will provide a copy of Table VI to any prospective investor upon request and without charge.

Behringer Harvard Holdings or its affiliates sponsor private offerings of tenant-in-common interests for the purpose of facilitating the acquisition of real estate properties to be owned in co-tenancy arrangements with persons who wish to invest the proceeds from a prior sale of real estate in another real estate investment for purposes of qualifying for like-kind exchange treatment under Section 1031 of the Internal Revenue Code. As of March 31, 2005, Behringer Harvard Holdings or one or more of its affiliates had sponsored eight such offerings, in which a real estate limited liability company affiliated with or sponsored by Behringer Harvard Holdings, has purchased the property directly from the seller and then sold tenant-in-common interests in these properties through an assignment of the purchase and sale agreement relating to the property. We have participated in seven such transactions, in which we have directly acquired an interest in the property from the seller, and thus, we are a tenant-in-common with other tenant-in-common holders.

Behringer Harvard Minnesota Center TIC I, LLC was formed as a special purpose limited liability company formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in Minnesota Center that were not purchased by Behringer Harvard REIT I. For a description of Minnesota Center, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on July 10, 2003, and was completed on October 15, 2003. Behringer Harvard Minnesota Center TIC I, LLC raised total gross offering proceeds of approximately $14.1 million from the sale of 22 tenant-in-common interests.

Behringer Harvard Enclave S LP was formed as a special purpose limited partnership formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in Enclave on the Lake that were not purchased by Behringer Harvard REIT I. For a description of Enclave on the Lake, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interest commenced on March 1, 2004 and was completed on April 12, 2004. Behringer Harvard

Enclave S LP raised total gross offering proceeds of approximately $7.7 million from the sale of 12 tenant-in-common interests.

Behringer Harvard Beau Terre S, LLC was formed as a special purpose limited liability company formed by Behringer Harvard Holdings to offer undivided tenant-in-common interests in Beau Terre Office Park pursuant to a private placement offering. Beau Terre Office Park is located in Bentonville, Arkansas. The property contains approximately 36 single-story office buildings, with approximately 371,083 rentable square feet of office space and is located on approximately 70 acres of land. The private placement offering of tenant-in-common interests commenced on May 12, 2004 and was completed on August 18, 2004. Behringer Harvard Beau Terre S, LLC raised total gross offering proceeds of approximately $17.6 million from the sale of 28 tenant-in-common interests.

Behringer Harvard St. Louis Place S, LLC was formed as a special purpose limited liability company formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in St. Louis Place that were not purchased by Behringer Harvard REIT I. For a description of St. Louis Place, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on June 1, 2004 and was completed on July 15, 2004. Behringer Harvard St. Louis Place S, LLC raised total gross offering proceeds of approximately $10.6 million from the sale of 14 tenant-in-common interests.

Behringer Harvard Colorado Building S, LLC was formed as a special purpose limited liability company formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in Colorado Building that were not purchased by Behringer Harvard REIT I. For a description of Colorado Building, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on July 8, 2004 and was completed on August 10, 2004. Behringer Harvard Colorado Building S, LLC raised total gross offering proceeds of approximately $5.1 million from the sale of 8 tenant-in-common interests.

Behringer Harvard Travis Tower S LP was formed as a special purpose limited partnership formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in Travis Tower that were not purchased by Behringer Harvard REIT I. For a description of Travis Tower, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on September 17, 2004 and was completed on December 10, 2004. Behringer Harvard Travis Tower S LP raised total gross offering proceeds of approximately $10.4 million from the sale of 20 tenant-in-common interests.

Behringer Harvard Pratt S, LLC was formed as a special purpose limited liability company formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in the 250 West Pratt Street Property that were not purchased by Behringer Harvard REIT I. For a description of 250 West Pratt Street Property, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on November 11, 2004 and was completed on December 17, 2004. Behringer Harvard Pratt S, LLC raised total gross offering proceeds of approximately $13.8 million from the sale of 18 tenant-in-common interests.

Behringer Harvard Alamo Plaza S LP was formed as a special purpose limited partnership formed by Behringer Harvard Holdings to offer, pursuant to a private placement offering, the tenant-in-common interests in Alamo Plaza that were not purchased by Behringer Harvard REIT I. For a description of Alamo Plaza, please see the section of this prospectus under the heading “Prior Performance Summary - Public Programs - Behringer Harvard REIT I.” The private placement offering of tenant-in-common interests commenced on January 18, 2005 and was completed on February 24, 2005. Behringer Harvard Alamo Plaza S LP raised total gross offering proceeds of approximately $13.3 million from the sale of 25 tenant-in-common interests.

In addition to the foregoing, from time to time, programs sponsored by us or our affiliates may conduct other private offerings of securities.

The prior programs sponsored by our affiliates have occasionally been adversely affected by the cyclical nature of the real estate market. They have experienced, and can be expected in the future to experience, decreases in net income when economic conditions decline. Some of these programs have also been unable to optimize their returns to investors because of requirements to liquidate when adverse economic conditions caused real estate prices to be relatively depressed. For example, in 2000 and 2001, in markets where Harvard Property Trust, Inc. and BRP (SV), L.P., had investments, owners of commercial office space had lowered ability to claim higher rental rates from new tenant leases and sell assets at the same time new office space became available in such markets. As the real estate market turned downward during this time, Harvard Property Trust, Inc.’s ability to enhance revenue was adversely impacted and, as a result, cash flow for distributions was negatively affected. Also, its asset sale prices for transactions in 2000 and 2001 were substantially lower than projections, impacting overall company performance negatively. In response to such downward trends, Harvard Property Trust, Inc.’s management liquidated portfolio properties in an effort to limit the negative economic effects. As a result, that program ultimately realized an 11.4% annualized weighted average return. See Table I in the Prior Performance tables beginning on page A-2. The same real estate cycle downturn impacted BRP (SV), L.P., by slowing the pace of leasing vacant space, limiting the ability to make distributions, and delaying refinancing of the existing mortgage. Our business will be affected by similar conditions.

Neither our advisor nor any of our affiliates, including Mr. Behringer, has any substantial experience with investing in mortgage loans. Although we currently do not expect to make significant investments in mortgage loans, we may make such investments to the extent our advisor determines that it is advantageous to us, due to the state of the real estate market or in order to diversify our investment portfolio. See “Management” for a description of the experience of each of our directors and executive officers.

No assurance can be made that our program or other programs sponsored by our advisor and its affiliates will ultimately be successful in meeting their investment objectives. See Table III elsewhere in this prospectus for figures that show the lower profit on sale of properties posted by Harvard Property Trust, Inc. in 2000 and 2001, and the significant difference in gross revenue posted by BRP (SV), L.P., in 2000 as compared to 2001, as a result of fluctuations in the real estate market.

Asset Management Fee

The table in the section captioned “Prospectus Summary - Compensation to Behringer Advisors and Its Affiliates” beginning on page 8 of the prospectus is revised by replacing the row captioned “Asset Management Fee” with the following:

Asset Management Fee	Monthly Fee of one-twelfth of 0.6% of our aggregate assets value	N/A

The table in the section captioned “Prospectus Summary - Other Behringer Harvard Programs” beginning on page 11 of the prospectus is revised by replacing the row captioned “Compensation of Advisor and Affiliates for Services” with the following:

	Behringer Harvard REIT I	Behringer Harvard Opportunity REIT I
Compensation of Advisor and Affiliates for Services

Acquisition and advisory fee of 2.5% of purchase price of investments; debt financing fee of 1% of amount financed; monthly asset management fee of one-twelfth of 0.6% of aggregate assets value; property management fee of up to 3% of gross revenues plus a leasing fee

Acquisition and advisory fee of 2.5% of purchase price of investments; debt financing fee of 1% of amount financed; monthly asset management fee of one-twelfth of 0.75% of aggregate assets value; property management fee of up to 4.5% of gross revenues plus a leasing fee

The table in the section captioned “Management - Management Compensation” beginning on page 67 of the prospectus is revised by replacing the row captioned “Asset Management Fee - Behringer Advisors or its affiliates (5)” with the following:

Asset Management Fee - Behringer Advisors or its affiliates (5)
We pay an annual asset management fee of 0.6% of aggregate assets value. The fee is payable monthly in an amount equal to one-twelfth of 0.6% of aggregate assets value as of the last day of the immediately preceding month.
Actual amounts are dependent upon aggregates assets value and therefore cannot be determined at this present time.

Prospectus Summary - Share Redemption Program

The following information replaces the first paragraph under the section of our prospectus captioned “Prospectus Summary - Share Redemption Program” beginning on page 9 of the prospectus:

After you have held your shares for a minimum of one year, our share redemption program provides an opportunity for you to redeem your shares, subject to certain restrictions and limitations. The per share redemption price will equal:

•
prior to the time we begin having appraisals performed by an independent third party, the lesser of (i) 90% of the average price the original purchaser or purchasers of your shares paid to us for all of your shares (treating any shares issued pursuant to the 10% special stock dividend as having been purchased from us at a price of $0.00) or (ii) $9.00 per share; provided, however, that if we have sold property and have made one or more special distributions to stockholders of all or a portion of the net proceeds from such sales, the per share redemption price will be 90% of the difference between the offering price of shares in our most recent offering and the amount of net sale proceeds per share distributed to investors prior to the redemption date as a result of the sale of such property; or

•
after we begin obtaining appraisals performed by an independent third party, the lesser of (i) 100% of the average price the original purchaser or purchasers of your shares paid for all of your shares (treating any shares issued pursuant to the 10% stock divided as having been purchased from us at a price of $0.00) or (ii) 90% of the net asset value per share, as determined by the appraisals.

The Operating Partnership Agreement

The following information replaces the information in the section of our prospectus under the heading “Prospectus Summary - Behringer Harvard OP I” beginning on page 10 of the prospectus:

We own all of our investments through Behringer Harvard OP I or subsidiaries thereof, or other operating partnerships. We may, however, own investments directly or through entities other than Behringer Harvard OP I if limited partners that are not affiliated with us and who hold more than 50% of the limited partnership units held by all limited partners not affiliated with us approve the ownership of a property through another entity. We are the sole general partner of Behringer Harvard OP I. Our ownership of properties in Behringer Harvard OP I is referred to as an “UPREIT.” The UPREIT structure allows us to acquire real estate properties in exchange for limited partnership units in Behringer Harvard OP I. This structure also allows sellers of properties to transfer their properties to Behringer Harvard OP I in exchange for units of Behringer Harvard OP I and defer gain recognition for tax purposes with respect to such transfers of properties. Behringer Harvard OP I has entered into a Purchase/Contribution Agreement with Ryanco Partners Ltd. No. X, whereby we have agreed to issue limited partnership units in Behringer Harvard OP I in exchange for property held by Ryanco Partners Ltd. No. X. At present, other than the transaction with Ryanco Partners Ltd. No. X, we have no plans to acquire any specific properties in exchange for units of Behringer Harvard OP I. The holders of units in Behringer Harvard OP I may have their units exchanged for cash or shares of our common stock under certain circumstances described in the section of this prospectus captioned “The Operating Partnership Agreement.”

The following information replaces the fourth paragraph under the section of our prospectus captioned “The Operating Partnership Agreement - General” on page 146 of the prospectus:

We intend to hold substantially all of our assets through Behringer Harvard OP I. We may, however, own investments directly or through entities other than Behringer Harvard OP I if limited partners that are not affiliated with us and who hold more than 50% of the limited partnership units held by all limited partners not affiliated with us approve the ownership of a property through another entity. We are the sole general partner of Behringer Harvard OP I and, as of December 31, 2004, we owned an approximately 0.1% equity percentage interest in Behringer Harvard OP I. Our subsidiary, BHR Partners, has contributed $170,000 to Behringer Harvard OP I and is the only limited partner and the owner of the other approximately 99.9% equity percentage interest in Behringer Harvard OP I. As the sole general partner of Behringer Harvard OP I, we have the exclusive power to manage and conduct the business of Behringer Harvard OP I.

The following information replaces the third paragraph under the section of our prospectus captioned “The Operating Partnership Agreement - Operations” beginning on page 146 of the prospectus:

Similarly, the partnership agreement of Behringer Harvard OP I provides that taxable income is generally allocated to the limited partners of Behringer Harvard OP I in accordance with their relative percentage interests such that a holder of one unit of limited partnership interest in Behringer Harvard OP I will be allocated taxable income for each taxable year in an amount equal to the amount of taxable income to be recognized by a holder of one of our shares, subject to compliance with the provisions of Sections 704(b) and 704(c) of the Internal Revenue Code and corresponding Treasury Regulations. Losses, if any, will generally be allocated among the partners in accordance with their respective percentage interests in Behringer Harvard OP I. We are authorized to allocate income or loss to permit Behringer Harvard OP I to avoid the characterization of operating income allocable to tax-exempt partners as “unrelated business taxable income,” as defined in the Internal Revenue Code.

The following information replaces the first paragraph under the section of our prospectus captioned “The Operating Partnership Agreement - Exchange Rights” on page 147 of the prospectus:

The limited partners of Behringer Harvard OP I, including BHR Partners, have the right to cause their limited partnership units to be redeemed by Behringer Harvard OP I or purchased by us for cash. In either event, the cash amount to be paid will be equal to the cash value of the number of our shares that would be issuable if the limited partnership units were exchanged for our shares on a one-for-one basis. Alternatively, we may elect to purchase the limited partnership units by issuing one share of our common stock for each limited partnership unit exchanged. As of December 31, 2004, there are 13,109,282 limited partnership units outstanding. These exchange rights may not be exercised, however, if and to the extent that the delivery of shares upon exercise would (1) result in any person owning shares in excess of our ownership limits, (2) result in shares being owned by fewer than 100 persons, (3) cause us to be “closely held” within the meaning of Section 856(h) of the Internal Revenue Code, (4) cause us to own 10% or more of the ownership interests in a tenant within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code, or (5) cause the acquisition of shares by a redeemed limited partner to be “integrated” with any other distribution of our shares for purposes of complying with the Securities Act.

Questions and Answers About This Offering

The following information should be read in conjunction with the first two questions and answers on page 22 of our prospectus, in the section of our prospectus under the heading “Questions and Answers About This Offering”:

Investors are strongly urged to carefully review the information provided in the first two questions and answers on page 22 of our prospectus. The information provided therein is intended for informational purposes only regarding investments in commercial real property, non-traded REITs and exchange traded REITs, and is not intended to advocate one form of investment over any other. Information provided in these questions and answers regarding the past performance of certain types of investments is not necessarily indicative of our future performance. Investors are strongly encouraged to independently review such information regarding these investments, should seek independent guidance before making any investment, and should disregard such information as it relates to other potential investments when considering an investment in us.

Risk Factors

The following information replaces the information in the section of our prospectus under the heading “Risk Factors - If you are able to resell your shares to us pursuant to our redemption program, you will likely receive substantially less than the fair market value for your shares” on page 33 of the prospectus:

If you are able to resell your shares to us pursuant to our redemption program, you will likely receive substantially less than the fair market value for your shares.

Other than redemptions following the death or disability of a stockholder, the purchase price for shares we repurchase under our redemption program will equal (1) prior to the time we begin having appraisals performed by an independent third party, the lesser of (i) 90% of the average price the original purchaser or purchasers of your shares paid to us for all of your shares (treating any shares issued pursuant to the 10% special stock dividend as having been purchased from us at a price of $0.00) or (ii) $9.00 per share, or (2) after we begin obtaining such appraisals, the lesser of (i) 100% of the average price the original purchaser or purchasers of your shares paid for all of your shares (treating any shares issued pursuant to the 10% stock divided as having been purchased from us at a price of $0.00) or (ii) 90% of the estimated value per share, as determined by the appraisals. Accordingly, you would likely receive less by selling your shares back to us than you would receive if our investments were sold for their estimated values and such proceeds were distributed in our liquidation, and even if you have your shares purchased by a subsequent third-party purchaser, you will likely receive substantially less than the fair market value of your shares.

Estimated Use of Proceeds

The following information replaces the section of our prospectus under the heading “Estimated Use of Proceeds” beginning on page 50 of the prospectus:

The following table sets forth information about how we intend to use the proceeds raised in this offering, assuming that we sell (i) the maximum offering of 96,000,000 shares and (ii) the maximum offering of 80,000,000 shares pursuant to our primary offering and no shares pursuant to our distribution reinvestment plan, respectively, pursuant to this offering. Many of the figures set forth below represent management’s best estimate since they cannot be precisely calculated at this time. We expect that if all of the shares offered hereby are sold, at least 90.6% of the gross proceeds of this offering will be used for investment in real estate, loans and other investments, paying the expenses incurred in making such investments, and for initial working capital reserves for real estate investments. We expect to use approximately 87.1% of the gross proceeds if the maximum amount is raised to make investments in real estate properties, mortgage loans and other investments, and to use approximately 3.5% of the gross proceeds if the maximum offering amount is raised, assuming no debt financing, for payment of fees and expenses related to the selection and acquisition of our investments and for initial working capital reserves for real estate investments. The remaining up to 9.4% will be used to pay expenses and fees, including the payment of fees to Behringer Advisors, our advisor. Our fees and expenses, as listed below, include the following:

•
Selling commissions and dealer manager fee, which consist of selling commissions equal to 7% of aggregate gross offering proceeds (1% for sales under our distribution reinvestment plan), which commissions may be reduced under certain circumstances, and a dealer manager fee equal to 2% of aggregate gross offering proceeds (no dealer manager fee will be paid with respect to sales under our distribution reinvestment plan), payable to Behringer Securities, an affiliate of our advisor. Behringer Securities may pay commissions of up to 7% of the gross offering proceeds to other broker-dealers participating in the offering of our shares. Behringer Securities may reallow a portion of its dealer manager fee in an aggregate amount up to 1.5% of gross offering proceeds to broker-dealers participating in the offering to be paid as marketing fees and expenses, including bona fide conference fees and bona fide due diligence expenses incurred. Under the rules of the NASD, the aggregate of all selling commissions, the dealer manager fee, wholesaling compensation, expenses relating to sales services, bona fide due diligence expenses, and any non-cash sales incentives, will not exceed 10% of our gross offering proceeds. See the “Plan of Distribution” section of this prospectus for a description of additional provisions relating to selling commissions and the dealer manager fee.

•
Organization and offering expenses, which are defined generally as any and all costs and expenses incurred by us, our advisor or an affiliate of our advisor in connection with our formation, qualification and registration and the marketing and distribution of our shares, including, but not limited to, accounting fees, printing, advertising and marketing expenses, and other accountable offering expenses, other than selling commissions and the dealer manager fee. Behringer Advisors and its affiliates will be responsible for the payment of organization and offering expenses, other than selling commissions and the dealer manager fee, to the extent they exceed 2% of gross offering proceeds (no reimbursement of organization and offering expenses will be made with respect to sales under our distribution reinvestment plan) without recourse against or reimbursement by us and, pursuant to our charter, the aggregate sum of such organization and offering expenses, selling commissions and the dealer manager fee, shall in no event exceed 15% of the gross offering proceeds.

•
Acquisition and advisory fees, which are defined generally as fees and commissions paid by any party to any person in connection with identifying, reviewing, evaluating, investing in, and the purchase, development or construction of properties, or the making or investing in mortgage loans or other investments. We will pay Behringer Advisors, as our advisor, acquisition and advisory fees of 2.5% of the contract purchase price of each asset or the funds advanced pursuant to a mortgage loan. Acquisition and advisory fees do not include acquisition expenses.

•
Acquisition expenses, which include legal fees and expenses, travel expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and other closing costs and miscellaneous expenses relating to the selection, acquisition and development of real properties.

	Maximum Primary Offering of 80,000,000 shares (1)		Maximum Total Offering of 96,000,000 shares
	Amount	Percent	Amount	Percent
Gross offering proceeds...........................................................................................	$800,000,000	100.0%	$952,000,000	100.0%
Less public offering expenses:
Selling commissions and dealer manager fee(2)...................................................	72,000,000	9.0	73,520,000	7.7
Organization and offering expenses (3).................................................................	16,000,000	2.0	16,000,000	1.7
Amount available for investment...........................................................................	712,000,000	89.0	862,480,000	90.6
Acquisition and development expenses:
Acquisition and advisory fees (4)..........................................................................	17,115,200	2.1	20,732,692	2.2
Acquisition expenses (5).........................................................................................	3,423,200	0.4	4,146,538	0.4
Initial working capital reserves (6).........................................................................	6,846,000	0.9	8,293,077	0.9
Amount estimated to be invested (7)....................................................................	$684,615,600	85.6%	$829,307,692	87.1%
_______________

(1)	Assumes the sale of the maximum offering of 80,000,000 shares pursuant to our primary offering and no shares pursuant to our distribution reinvestment plan
(2)	For purposes of this table, we have assumed that the maximum primary offering amounts include sales of 80,000,000 shares at $10.00 per share pursuant to our primary offering and no sales of shares pursuant to our distribution reinvestment plan; as a result, we have assumed that the maximum primary offering amounts include selling commissions equal to 7% of gross offering proceeds and a dealer manager fee equal to 2% of gross offering proceeds on 80,000,000 shares sold to the public at $10.00 per share in the primary offering. For purposes of this table, we have assumed that the maximum offering amounts include selling commissions equal to 7% of gross offering proceeds and a dealer manager fee equal to 2% of gross offering proceeds on 80,000,000 shares sold to the public at $10.00 per share in the primary offering, and selling commissions equal to 1% of gross offering proceeds and no dealer manager fee on 16,000,000 shares sold at $9.50 per share through our distribution reinvestment plan.
(3)	Any amount of organization and offering expenses exceeding 2% of the gross offering proceeds on 80,000,000 shares sold to the public will be paid by our advisor or an affiliate of our advisor. No reimbursement of organization and offering expenses will be made with respect to sales under our distribution reinvestment plan. Organization and offering expenses will necessarily increase as the volume of shares sold in the offering increases, in order to pay the increased expenses of qualification and registration of the additional shares and the marketing and distribution of the additional shares. These reimbursements will include organization and offering expenses previously advanced by our advisor with regard to the prior offering of our shares, to the extent not reimbursed out of proceeds from the prior offering, and subject to the 2.5% of gross offering proceeds overall limitation of such prior offering. These reimbursements do not include expenses associated with the organization of our advisor or any other affiliate.
(4)	For purposes of this table, we have assumed that no debt financing is used to acquire properties or other investments and that 90.6% of the gross proceeds of this offering (if the total maximum offering amount is raised) are used to acquire properties, pay fees and expenses related to the selection and acquisition of such investments, and for initial working capital reserves for real estate investments. However, it is our intent to leverage our investments with debt. Therefore, actual amounts are dependent upon the value of our properties as financed and cannot be determined at the present time. For illustrative purposes, assuming we use debt financing equal to 55% of the approximately $862,480,000 of initial total net proceeds to us from the public offering to make investments and no reinvestments with the proceeds of any sales of investments were made, we could make investments with an aggregate contract price of approximately $1,336,844,000 if the maximum offering is sold. In such a case, acquisition and advisory fees could be approximately $33,421,000 and acquisition expenses could be approximately $6,684,000. We will also pay to our advisor a 1% debt financing fee for their services in connection with the origination or refinancing of any debt financing obtained by us. These additional fees and expenses may be payable out of the proceeds of such financings.
(5)	This amount reflects customary third-party acquisition expenses, such as legal fees and expenses, costs of appraisal, accounting fees and expenses, title insurance premiums and other closing costs and miscellaneous expenses relating to the acquisition of real estate. We estimate that the third-party costs would average 0.5% of the contract purchase price of property acquisitions.

(6)	Estimates for working capital needs throughout the life of each property will be established at the time the property is acquired. Upon closing of the acquisition of each such property, an amount of initial capital equal to the amount estimated will be placed in an interest-bearing (typically money market) account as a reserve for working capital for use during the entire life of the property or reserved for such on our books. Through continual reprojection and annual budgeting processes, working capital reserves will be adjusted. If depleted during the course of the property’s holding period, unless otherwise budgeted, the reserve requirement will be refilled from excess cash flow to provide for the financial endurance of the property. Working capital reserves are typically utilized for extraordinary expenses that may not be covered by the current revenue generation of the property, such as tenant improvements, leasing commissions and major capital expenditures. We have estimated reserves of at least 1% of the contract price of our portfolio of real properties, and for the purposes of this estimation we have assumed that all of our investments will be in real properties.
(7)	Includes amounts we anticipate to invest in our properties and mortgage loans net of fees and expenses and initial working capital reserves. We expect to use approximately 90.6% of the gross proceeds if the total maximum offering amount is raised to make investments in real estate properties, mortgage loans and other investments net of acquisition fees and expenses and working capital reserves.

Until required in connection with the acquisition and development of properties and investment in mortgages, substantially all of the net proceeds of this offering and, thereafter, our working capital reserves, may be invested in short-term, highly-liquid investments including, but not limited to, government obligations, bank certificates of deposit, short-term debt obligations and interest-bearing accounts.

Acquisition and Advisory Fees and Acquisition Expenses

The following information replaces notes (3) and (4) to the table located in the section of our prospectus under the heading “Management - Management Compensation” beginning on page 67 of the prospectus:

(3)	Notwithstanding the method by which we calculate the payment of acquisition and advisory fees and acquisition expenses, as described in the table, our charter and the NASAA REIT Guidelines require that the total of all such acquisition and advisory fees and acquisition expenses shall not exceed, in the aggregate, an amount equal to 6% of the contract price of all of the properties which we will purchase or, in the case of mortgage loans, 6% of the funds advanced. However, a majority of our independent directors may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to us. Acquisition and advisory fees may be payable subsequent to the date of acquisition of a property in connection with the expenditure of funds, to the extent we capitalize such costs, for development, construction or improvement of a property. For purposes of the limitations imposed by our charter and the NASAA REIT Guidelines, acquisition and advisory fees and acquisition expenses consist of (i) acquisition and advisory fees of 2.5% of the contract purchase price of each asset for the acquisition, development or construction of real property or, with respect to any loan, 2.5% of the funds advanced in respect of a loan or other investment; (ii) acquisition expenses of up to 0.5% of the contract purchase price of each asset or, with respect to a mortgage, up to 0.5% of the funds advanced, for reimbursement of expenses related to making such investment, such as legal fees, travel expenses, property appraisals, nonrefundable option payments, accounting fees and title insurance premium expenses; and (iii) a debt financing fee of 1% of the amount available under any debt made available to us. Thus, although our charter and the NASAA REIT Guidelines permit us to take up to 6% of the contract price of all properties or 6% of the funds advanced in the case of mortgage loans, our advisory agreement limits the acquisition and advisory fees and acquisition expenses we will pay to our advisor to the amounts set forth in the table.

(4)	Assumes no debt financing is used to acquire properties or other investments. However, it is our intent to leverage our investments with debt. Therefore, actual amounts are dependent upon the value of our assets as financed and therefore cannot be determined at the present time. Moreover, additional fees and expenses resulting from the use of leverage may be paid out of the proceeds of such financings and not from proceeds of this offering.

Description of Shares - Share Redemption Program

The following sentence replaces the first sentence of the second paragraph under the heading “Description of Shares - Share Redemption Program” beginning on page 136 of the prospectus:

Except as described below for redemptions upon the death or disability of the stockholder or such stockholder’s need for long-term care, the purchase price for the redeemed shares will equal (1) prior to the time we begin having appraisals performed by an independent third party, the lesser of (i) 90% of the average price the original purchaser or purchasers of your shares paid to us for all of your shares (treating any shares issued pursuant to the 10% special stock dividend as having been purchased from us at a price of $0.00) or (ii) $9.00 per share; provided, however, that if we have sold property and have made one or more special distributions to stockholders of all or a portion of the net proceeds from such sales, the per share redemption price will be 90% of the difference between the offering price of shares in our most recent offering and the amount of net sale proceeds per share distributed to investors prior to the redemption date as a result of the sale of such property, or (2) after we begin obtaining such appraisals, the lesser of (i) 100% of the average price the original purchaser or purchasers of your shares paid for all of your shares (treating any shares issued pursuant to the 10% stock divided as having been purchased from us at a price of $0.00) or (ii) 90% of the net asset value per share, as determined by the appraisals.

Volume Discounts

The following sentence replaces the third paragraph under the heading “Plan of Distribution - Volume Discounts” on page 152 of the prospectus:

In order to encourage purchases of 300,000 or more shares, a subscriber who agrees to purchase at least 300,000 shares may agree with Behringer Advisors and Behringer Securities to reduce or eliminate the dealer manager fee with respect to the sale of such shares, and, with the agreement of the participating broker, to have the selling commission payable with respect to the sale of such shares reduced to as little as 0.1%. The aggregate fees payable with respect to the sale of such shares could be reduced by as much as $0.89 per share, and the subscription price of such shares could be as little as $9.11 per share. In addition or in the alternative, our sponsor may agree to fund to us on behalf of a purchaser of 300,000 or more shares or reimburse a purchaser of 300,000 or more shares for the organization and offering expense reimbursement applicable to its purchase or its out-of-pocket costs relating to an investment in our shares, including any sales commission or dealer manager fee paid by such purchaser. Other accommodations may be agreed to by our sponsor in connection with a purchase of 300,000 or more shares. The net proceeds to us would not be affected by such fee reductions, reimbursements or accommodations. All such sales must be made through registered broker-dealers.

The following sentence replaces the fifth paragraph under the heading “Plan of Distribution - Volume Discounts” on page 152 of the prospectus:

Regardless of any reduction in any commissions (or organization and offering fees in respect of sales of over 300,000 shares), for any reason, any other fees based upon gross proceeds of the offering, including organization and offering fees payable to Behringer Advisors, will be calculated as though the purchaser paid $10.00 per share.

Prior Performance Tables

The prior performance tables dated as of December 31, 2004 attached as Exhibit A to this supplement have not been audited and replace the corresponding information in Exhibit A to the prospectus dated February 11, 2005.

EXHIBIT A
PRIOR PERFORMANCE TABLES

The following Prior Performance Tables (Tables) provide information relating to real estate investment programs sponsored by the affiliates of our advisor (Prior Real Estate Programs), most of which have investment objectives similar to Behringer Harvard REIT I. With the exception of the Prior Real Estate Programs which have been aggregated in the following tables as the “Recreational/Residential Programs,” which represents 12 separate programs which invested in recreational and residential properties, each of the other Prior Real Estate Programs was formed for the purpose of investing in commercial properties similar to the type which Behringer Harvard REIT I intends to acquire. See “Investment Objectives and Criteria” elsewhere herein.

Prospective investors should read these Tables carefully together with the summary information concerning the Prior Real Estate Programs as set forth in “Prior Performance Summary” section of this prospectus.

Investors in the Behringer Harvard REIT I will not own any interest in any Prior Real Estate Program and should not assume that they will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

The advisor is responsible for the acquisition, operation, maintenance and resale of the real estate properties. Robert M. Behringer is the chief executive officer of our advisor and was a general partner and/or chief executive officer of the Prior Real Estate Programs and is the chief executive officer of our advisor and the founder of the Behringer Harvard REIT I and related companies. The financial results of the Prior Real Estate Programs thus provide an indication of Prior Real Estate Programs for which Mr. Behringer was ultimately responsible and the performance of these programs during the periods covered. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

The following tables are included herein:

Table I - Experience in Raising and Investing Funds (As a Percentage of Investment)

Table II - Compensation to Sponsor (in Dollars)

Table III - Annual Operating Results of Prior Real Estate Programs

Table IV - Results of Completed Programs

Table V - Results of Sales or Disposals of Property

Additional information relating to the acquisition of properties by the Prior Real Estate Programs is contained in Table VI, which is included in Part II of the registration statement which the Behringer Harvard REIT I has filed with the Securities and Exchange Commission of which this prospectus is a part. Copies of Table VI will be provided to prospective investors at no charge upon request.

The following are definitions of certain terms used in the Tables:

“Acquisition Fees” means fees and commissions paid by a Prior Real Estate Program in connection with its purchase or development of a property, except development fees paid to a person not affiliated with the Prior Real Estate Program or with a general partner or advisor of the Prior Real Estate Program in connection with the actual development of a project after acquisition of land by the Prior Real Estate Program.

“Organization Expenses” include legal fees, accounting fees, securities filing fees, printing and reproduction expenses and fees paid to the sponsor in connection with the planning and formation of the Prior Real Estate Program.

“Underwriting Fees” include selling commissions and wholesaling fees paid to broker-dealers for services provided by the broker-dealers during the offering.

Past performance is not necessarily indicative of future performance.

TABLE I
(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table provides a summary of the experience of the sponsors of Prior Real Estate Programs for which offerings have been initiated since January 1, 1995. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2004.

	Behringer Harvard REIT I, Inc.	Behringer Harvard Mid-Term Value Enhancement Fund I LP	Behringer Harvard Short-Term Opportunity Fund I LP	Behringer Harvard Minnesota Center TIC I LLC(1)	Behringer Harvard Enclave S LP(1)

Dollar amount offered	$880,000,000	$440,000,000	$110,000,000	$16,500,000	$12,100,000
Dollar amount raised	130,594,478 (14.8%)	31,525,921 (7.2%)	68,906,133 (62.6%)	16,158,087 (97.9%)(7))	10,988,042 (90.8%)(8)

Less offering expenses:
Selling commissions and discounts retained by affiliates	8,893,637 (6.8%)	2,153,537 (6.8%)	4,390,581 (*6.4%)	1,535,018 (9.5%)	1,043,864 (9.5%)
Organizational expenses	3,244,938 (2.5%)	780,755 (2.5%)	1,718,537 (2.5%)	119,231 (0.7%)	38,800 (0.4%)
Marketing and offering expenses	3,249,184 (2.5%)	783,951 (2.5%)	1,709,073 (2.5%)	355,006 (2.2%)	235,901 (2.1%)
Reserve for operations	—	—	—	203,000 (1.3%)	286,500 (2.6%)
Other	14,386 (0.0%)	14,358 (0.0%)	12,176 (0.0%)	— (0.0%)	— (0.0%)

Percent available for investment	$115,192,333(88.2%)	$27,793,320 (88.2%)	$61,075,766 (88.6%)	$13,945,832 (86.3%)	$9,382,977 (85.4%)

Acquisition costs:
Prepaid items and fees related to purchase of property
Cash down payment(11)	72,762,804 (44.9%)	17,710,192 (97.1%)	26,657,845 (41.6%)	14,443,490 (31.2%)	8,826,156 (29.1%)
Acquisition fees(12)	5,323,225 (3.3%)	537,750 (2.9%)	1,694,945 (2.6%)	1,218,000 (2.6%)	1,211,500 (4.0%)
Loan costs	1,689,554 (1.0%)	— (0.0%)	840,078 (1.3%)	631,407 (1.4%)	250,623 (0.8%)
Proceeds from mortgage financing	82,405,340 (50.8%)	— (0.0%)	34,917,800 (54.5%)	30,000,000 (64.8%)(13)	20,000,000 (66.0%)(14)

Total acquisition costs(24)	$162,180,923	$18,247,942	$64,110,668	$46,292,897	$30,288,279

Percent leveraged	50.8%	0.0%	54.5%	64.8%	66.0%

Date offering began	02/19/03	02/19/03	02/19/03	10/15/03	04/12/04

Length of offering (in months)	24	24	24	2	2

Months to invest 90 percent of amount available for investment (measured from date of offering)				2	2

Past performance is not necessarily indicative of future performance.

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS (contd.)

	Behringer Harvard Beau Terre S LLC(1)	Behringer Harvard St. Louis Place S LLC(1)	Behringer Harvard Colorado Building S, LLC	Behringer Harvard Travis Tower S LP	Behringer Harvard Pratt S, LLC

Dollar amount offered	$17,800,000	$16,500,000	$24,800,000	$26,250,000	$28,000,000
Dollar amount raised	17,762,000 (99.8%)	15,540,066 (94.2%)(9))	22,605,760 (91.2%)	22,057,290 (84.0%)	26,323,203 (94.0%)

Less offering expenses:
Selling commissions and discounts retained by affiliates	1,691,000 (9.5%)	1,476,307 (9.5%)	2,147,547 (9.5%)	2,095,443 (9.5%)	2,500,704 (9.5%)
Organizational expenses	91,692 (0.5%)	120,145 (0.8%)	120,504 (0.5%)	150,000 (0.7%)	109,755 (0.4%)
Marketing and offering expenses	132,833 (0.7%)	268,357 (1.7%)	368,647 (1.6%)	431,287 (2.0%)	537,935 (2.0%)
Reserve for operations	250,000 (1.4%)	300,000 (1.9%)	440,000 (1.9%)	100,000 (0.5%)	150,000 (0.6%)
Other	—	—	—	—	—

Percent available for investment	$15,596,475 (87.8%)	$13,375,257 (86.1%)	$19,529,062 (86.4%)	$19,280,560 (87.4%)	$23,024,809(87.5%)

Acquisition costs:
Prepaid items and fees related to purchase of property
Cash down payment(11)	12,720,350 (23.6%)	12,480,948 (36.6%)	26,835,256 (50.1%)	14,250,000 (26.0%)	21,988,411 (36.0%)
Acquisition fees(12)	2,000,000 (3.7%)	1,300,000 (3.8%)	1,320,000 (2.5%)	2,340,000 (4.3%)	1,582,500 (2.6%)
Loan costs	805,377 (1.5%)	344,515 (1.0%)	454,257 (0.8%)	445,000 (0.8%)	448,900 (0.7%)
Proceeds from mortgage financing	38,400,000 (71.2%)	20,000,000 (58.6%)(15))	25,000,000 (46.6%)	37,750,000 (68.9%)	37,000,000 (60.6%)

Total acquisition costs(24)	$53,925,727	$34,125,463	$53,609,513	$54,785,000	$61,019,811

Percent leveraged	71.2%	58.6%	46.6%	68.9%	60.6%

Date offering began	06/11/04	06/30/04	07/08/04	09/17/04	11/11/04

Length of offering (in months)	2	2	2	2	2

Months to invest 90 percent of amount available for investment (measured from date of offering)	2	2	2	2	2

Past performance is not necessarily indicative of future performance.

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS (contd.)

	Harvard Property Trust, Inc.(2)	Marina/Golf Programs(3)	Harvard Property I, L.P.(4)	Harvard Property III, L.P.(4)	BRP (Renner Plaza), L.P.(4)

Dollar amount offered	$76,100,000(5)	$20,559,394(6)	$1,186,254(6)	$1,100,000(6)	$1,326,578(6)
Dollar amount raised	60,387,475 (79.4%)(5))	20,559,394 (100.0%)	1,186,254 (100.0%)	1,100,000 (100.0%)	1,326,578 (100.0%)

Less offering expenses:
Selling commissions and discounts retained by affiliates	—	—	—	—	—
Organizational expenses	246,563 (0.4%)	—	—	—	—
Marketing and offering expenses	1,032,263 (1.7%)(10)	—	—	—	—
Reserve for operations	—	—	—	—	—
Other	—	—	—	—	—

Percent available for investment	$59,108,649 (97.9%)	$20,559,394 (100.0%)	$1,186,254 (100.0%)	$1,100,000 (100.0%)	$1,326,578 (100.0%)

Acquisition costs:
Prepaid items and fees related to purchase of property
Cash down payment(11)	56,176,180 (35.8%)	19,725,178 (38.0%)	1,176,023 (28.1%)	1,064,785 (28.8%)	1,222,144 (26.7%)
Acquisition fees(12)	544,375 (0.3%)	463,000 (0.9%)	—	—	35,500 (0.8%)
Loan costs	1,835,419 (1.2%)	371,216 (0.7%)	10,231 (0.2%)	35,215 (1.0%)	68,934 (1.5%)
Proceeds from mortgage financing	98,520,000 (62.7%)(16)	31,407,459 (60.4%)(17)	3,000,000 (71.7%)(18))	2,600,000 (70.3%)(19)	3,250,000 (71.0%)(20))

Total acquisition costs(24)	$157,075,974	$51,966,853	$4,186,254	$3,700,000	$4,576,578

Percent leveraged	62.7%	60.4%	71.7%(19)	70.3%	71.0%

Date offering began	11/22/95	6/30/95	04/05/95	06/21/95	12/04/99

Length of offering (in months)	27	76(25)	2	2	2

Months to invest 90 percent of amount available for investment (measured from date of offering)	27	76(25)	2	2	2

Past performance is not necessarily indicative of future performance.

TABLE I
(UNAUDITED)
EXPERIENCE IN RAISING AND INVESTING FUNDS (contd.)

	BRP (SV), L.P.(4)	6142 Campbell, LTD.(4)	Behringer Partners Stemmons LP(4)

Dollar amount offered	$3,051,000(6)	$240,000(6)	$401,900(6)
Dollar amount raised	3,051,000 (100.0%)	240,000 (100.0%)	401,900 (100.0%)

Less offering expenses:
Selling commissions and discounts retained by affiliates	—	—	—
Organizational expenses	—	—	—
Marketing and offering expenses	—	—	—
Reserve for operations	—	—	—
Other

Percent available for investment	$3,051,000 (100.0%)	$240,000 (100.0%)	$401,900 (100.0%)

Acquisition costs:
Prepaid items and fees related to purchase of property
Cash down payment(11)	2,869,406 (32.4%)	220,687 (23.5%)	338,501 (19.5%)
Acquisition fees(12)	84,500 (1.0%)	19,130 (2.0%)	3,951 (0.2%)
Loan costs	97,094 (1.1%)	183 (0.0%)	59,448 (3.4%)
Proceeds from mortgage financing	5,800,000 (65.5%)(21))	700,000 (74.5%)(22)	1,330,000 (76.8%)(23)

Total acquisition costs(24)	$8,851,000	$940,000	$1,731,900

Percent leveraged	65.5%	74.5%	76.8%

Date offering began	10/21/00	05/01/96	02/01/01

Length of offering (in months)	2	2	2

Months to invest 90 percent of amount available for investment (measured from date of offering)	2	2	2

(1)	Single asset acquired in a Tenant-in-common structure.
(2)	Real estate investment trust in operation from 11/22/95 through 1/1/01 consisting of 21 commercial properties and two development parcels located in Texas and Minnesota.
(3)	Represents an aggregation of properties held by nine separate programs having the investment objectives of investing in recreational and/or residential properties, which is not similar to the investment objectives of Behringer Harvard REIT I. These programs hold a total of ten income-producing properties, consisting of seven marinas, three golf facilities, with locations in Texas, Florida and the U.S. Virgin Islands. Information for these offerings on an aggregate basis by year is presented below. The number of programs represented below for each year is as follows: 1995 - one program, 1996 - no programs, 1997 - one program, 1998 - one program, 1999 - two programs, 2000 - three programs, 2001 - one program, 2002 - two programs and 2003 — no programs.

TABLE I - MARINA/GOLF PROGRAMS (1995 - 1998)
EXPERIENCE IN RAISING AND INVESTING FUNDS
	1995	%	1996	%	1997	%	1998	%
Dollar amount offered	$1,399,276	100%	$—	—	$549,000	100%	$1,300,200	100%
Dollar amount raised	1,399,276	100%	$—	—	549,000	100%	1,300,200	100%
Less offering expenses:
Selling commissions and discounts	—	—	—	—	—	—	—	—
Organizational expenses	—	—	—	—	—	—	—	—
Marketing support and due diligence	—	—	—	—	—	—	—	—
Reserve for operations	—	—	—	—	—	—	—	—
Other	—		—		—		—
Amount available for investment	$1,399,276	100%	$—	—	$549,000	100%	$1,300,200	100%
Acquisition costs:
Cash down payment	1,321,081	30.0%	—	—	473,341	19.5%	1,112,200	12%
Acquisition fees	40,000	0.9%		—	30,000	1.2%	88,000	1%
Loan costs	38,195	0.9%		—	45,659	1.9%	100,000	1.1%
Proceeds from Mortgage Financing	3,000,000	68.2%	—	—	1,880,000	77.4%	7,900,000	85.9%
Total Acquisition costs	$4,399,276	100%	$—	—	$2,429,000	100%	$9,200,200	100%
Percent leveraged (mortgage financing divided by total acquisition costs)	68.2%	68.2%	—	—	77.4%	77.4%	85.9%	85.9%
Date offering began	06/30/95				03/30/97		04/05/98
Length of offering (in months)	2		—		2		2
Months to invest 90 percent of amount available for investment measured from date of offering	2				2		2

Past performance is not necessarily indicative of future performance.

TABLE I - MARINA/GOLF PROGRAMS (1999 - 2002)
	1999	%	2000	%	2001	%	2002	%
Dollar amount offered	$4,660,918	100%	$4,250,000	100%	$8,400,000	100%	$—	—
Dollar amount raised	4,660,918	100%	4,250,000	100%	8,400,000	100%	—	—
Less offering expenses:
Selling commissions and discounts	—	—	—	—	—	—	—	—
Organizational expenses	—	—	—	—	—	—	—	—
Marketing support and due diligence	—	—	—	—	—	—	—	—
Reserve for operations	—	—	—	—	—	—	—	—
Other	—		—		—		—
Amount available for investment	$4,660,918	100%	$4,250,000	100%	$8,400,000	100%	$—	—
Acquisition costs:
Cash down payment	4,527,696	50%	4,099,510	36.6%	8,191,350	52.2%	—	—
Acquisition fees	80,000	0.9%	95,000	0.8%	130,000	0.8%	—	—
Loan costs	53,222	0.6%	55,490	0.5%	78,650	0.5%	—	—
Proceeds from Mortgage Financing	4,396,000	48.5%	6,950,000	62.1%	7,281,459	46.5%	—	—
Total Acquisition costs	$9,056,918	100%	$11,200,000	100%	$15,681,459	100%	$—	—
Percent leveraged (mortgage financing divided by total acquisition costs)	48.5%	48.5%	62.1%	62.1%	46.4%	46.4%	—	—
Date offering began	06/21/99		01/08/00		02/19/01
Length of offering (in months)	4		10		9		—
Months to invest 90 percent of amount available for investment measured from date of offering	4		10		9

TABLE I - MARINA/GOLF PROGRAMS (2003)
	2003	%	2004	%	Totals
Dollar amount offered	$—	—	$—	—	$20,559,394
Dollar amount raised	—	—	—	—	20,559,394
Less offering expenses:
Selling commissions and discounts	—	—	—	—	—
Organizational expenses	—	—	—	—	—
Marketing support and due diligence	—	—	—	—	—
Reserve for operations	—	—	—	—	—
Other	—		—		—
Amount available for investment	$—	—	$—	—	$20,559,394
Acquisition costs:
Cash down payment	—	—	—	—	19,725,178
Acquisition fees	—	—	—	—	463,000
Loan costs	—	—	—	—	371,216
Proceeds from Mortgage Financing	—	—	—	—	31,407,459
Total Acquisition costs	$—	—	$—	—	$51,966,853
Percent leveraged (mortgage financing divided by total acquisition costs)	—	—	—	—	61%
Date offering began
Length of offering (in months)	—		—
Months to invest 90 percent of amount available for investment measured from date of offering

(4)	Single asset limited partnership with asset based in Texas.
(5)	In conjunction with the minimum stockholder requirement for a real estate investment trust and pursuant to a private placement offering commencing November 22, 1995, Harvard Property Trust, Inc. (the “Trust”), offered for sale 1,000 shares of Series A Preferred Stock at a price of $100 per share. The offering for the Series A Preferred shares was terminated December 31, 1995 with the Trust receiving offering proceeds of $13,200 (132 shares). The Trust paid Series A investors cash amounts equivalent to a 10% annual yield on the Series A shares outstanding. The Preferred Stock Series A was retired on December 31, 1999 with total cash distributions of $19,326 paid to the holders of the Series A shares. Pursuant to a private placement offering commencing January 26, 1996, the Trust offered for sale 100,000 shares of Series B Convertible Preferred Stock, convertible at the stockholders’ option to 200 shares of common stock, at a price of $100 per share. The offering for the Series B Preferred shares was terminated March 31, 1997 with the Trust receiving offering proceeds of $4,581,400 (45,814 shares). The Trust paid these Series B investors cash amounts equivalent to a 9% annual yield on their Series B shares outstanding. These Preferred Stock Series B shares were converted to common stock on December 31, 1998 with total cash distributions of $684,982 paid to the holders of Series B shares prior to conversion to common shares with the balance of $4,581,400 converting common shares. Pursuant to a private placement offering commencing June 1, 1997, the Trust offered for sale 7,000,000 shares of common stock at a price of $.75 per share along with 2,150 units, with each unit consisting of a $5,000 promissory note and warrant to purchase 2,000 shares of common stock. The offering for the common shares and units was terminated December 31, 1997, with the Trust receiving total offering proceeds of $9,754,623 ($5,139,623 via common stock purchases and $4,615,000 from unit sales). Through January 1, 2001, the Liquidation Date of the Trust, common shareholders received total cash distributions of $5,495,204 and a non-cash liquidating distribution of $7,614,215. In accordance with the Preferred Stock Series C Offering referenced below, the promissory note and warrant units were repurchased from investors including accrued interest for cash proceeds of $5,015,000. Pursuant to a private placement offering commencing March 10, 1998, the Trust offered for sale 500,000 shares of Series C Convertible Preferred Stock, convertible at the stockholder’s option to 125 shares of common stock, at a price of $100 per share. The offering for the Series C Preferred shares was terminated December 31, 1998 with the Trust receiving offering proceeds of $46,000,000 (460,000 shares). The Trust paid Series C investors cash amounts equivalent to a 14% annual yield on their Series C shares. Retirement of the Preferred Stock Series C began on June 21, 1999 and was completed on December 28, 2000 with total aggregate cash distributions of $52,119,092 paid to the holders of the Series C shares. The weighted average annualized yield for equity invested in the Trust (including the promissory note and warrant units) pursuant to the investment classes listed above was 11.4%.

Past performance is not necessarily indicative of future perofrmance.

(6)	Dollar amount offered reflects total equity required to complete acquisition which includes escrows and liabilities assumed at closing as well as closing costs, commissions and other fees payable at closing.
(7)	Includes $2,101,185 raised from Behringer Harvard REIT I, Inc. in connection with a purchase of a 14.4676% tenant-in-common interest in the project.
(8)	Includes $3,281,886 raised from Behringer Harvard REIT I, Inc. in connection with a purchase of a 36.31276% tenant-in-common interest in the project.
(9)	Includes $4,932,093 raised from Behringer Harvard REIT I, Inc. in connection with a purchase of 35.709251% tenant-in-common interest in the project.
(10)	Amount includes cash payments for offering costs and 111,600 shares of common stock (cash value $83,745) issued in connection with the common stock offering detailed in footnote (5).
(11)	Cash down payment reflects total cost of acquisition less proceeds from mortgage financing and credits received from seller at time of closing.
(12)	Acquisition fees include commissions, finders fees and due diligence reimbursements paid to affiliates of the general partners.
(13)	Includes $4,340,280 of mortgage financing obtained by Behringer Harvard REIT I, Inc. in connection with a purchase of a 14.4676% tenant-in-common interest in the project.
(14)	Includes $7,262,552 of mortgage financing obtained by Behringer Harvard REIT I, Inc. in connection with a purchase of a 36.32176% tenant-in-common interest in the project.
(15)	Includes $7,141,850 of mortgage financing obtained by Behringer Harvard REIT I, Inc. in connection with a purchase of a 35.709251% tenant-in-common interest in the project.
(16)	Amount includes proceeds from first mortgage financing in connection with the acquisition of certain assets valued at $65,020,000. In addition, on October 17, 1998, the Trust entered into a three-year, $40,000,000 revolving credit facility (“Credit Facility”) with PNC Bank, N.A. and DLJ Capital Funding Inc. Under the terms of the Credit Facility, the Trust borrowed $33,500,000 to finance the acquisition of additional properties.
(17)	Proceeds from mortgage financing in connection with the acquisition of certain assets. The partnerships contained in the portfolio entered into several first mortgage liens secured by certain assets in the aggregate amount of $35,293,835.
(18)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $3,000,000.
(19)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $2,600,000.
(20)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $3,250,000.
(21)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $5,800,000.
(22)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $700,000.
(23)	Proceeds from mortgage financing in connection with the acquisition of the asset. The partnership entered into a first mortgage lien secured by the asset in the amount of $1,330,000.
(24)	Total acquisition costs include cash down payment, acquisition fees and loan costs as well as the proceeds from mortgage financing.
(25)	Program is currently active.

Past performance is not necessarily indicative of future performance.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR

The following sets forth the compensation received by affiliates of Behringer Advisors, including compensation paid out of offering proceeds and compensation paid in connection with the ongoing operations of Prior Real Estate Programs the offerings of which have been completed since January 1, 1995. Each of the Prior Real Estate Programs for which information is presented below has similar or identical investment objectives to Behringer Harvard REIT I, with the exception of the recreational and residential programs which have been aggregated under “Recreational/Residential Programs.” All figures are as of December 31, 2004.

	Behringer Harvard REIT I, Inc.	Behringer Harvard Mid-Term Value Enhancement Fund I LP	Behringer Harvard Short-Term Opportunity Fund I LP	Behringer Harvard Minnesota Center TIC I LLC	Behringer Harvard Enclave S LP
Date offering commenced	2/19/03	2/19/03	2/19/03	10/15/03	04/12/04

Dollar amount raised	$130,594,478	$31,525,921	$68,906,133	$16,158,087	$10,988,942

Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
- Real estate commissions	—	—	—	—	—
- Advisory fees	5,323,225	537,750	1,694,945	1,218,000	1,211,500
Total amount paid to sponsor	5,323,225	537,750	1,694,945	1,218,000	1,211,500

Dollar amount of cash generated (used in) operations before deducting payments to sponsor	$(31,855)	$502,816	$639,822	$2,009,674	$1,159,903

Amount paid to sponsor from operations(4)
Property management fees	212,663	34,218	115,655	334,764	86,019
Partnership management fees	89,596	36,948	72,869	121,236	29,750
Reimbursements	—	—	—	—	—
Leasing commissions	—	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	—	—	—	—	—
Other	—	—	—	—	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—	—	—	—	—
Financing fees	—	—	—	—	—
Other	—	—	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR (contd.)

	Behringer Harvard Beau Terre S LLC	Behringer Harvard St. Louis Place S LLC	Behringer Harvard Colorado Building S, LLC	Behringer Harvard Travis Tower S LP	Behringer Harvard Pratt S, LLC
Date offering commenced	06/11/04	06/30/04	08/10/04	10/01/04	12/17/04

Dollar amount raised	$17,800,000	$15,540,066	$22,605,760	$22,057,290	$26,323,203

Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
- Real estate commissions	—	—	—	—	—
- Advisory fees	2,000,000	1,300,000	1,320,000	2,340,000	1,582,500
Total amount paid to sponsor	2,000,000	1,300,000	1,320,000	2,340,000	1,582,500

Dollar amount of cash generated (used in) operations before deducting payments to sponsor	$850,207	$1,076,589	$282,185	$861,819	$47,644

Amount paid to sponsor from operations(4)
Property management fees	126,660	120,753	40,986	81,517	10,055
Partnership management fees	110,556	50,000	4,667	65,001	7,500
Reimbursements	—	—	—	—	—
Leasing commissions	—	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	—	—	—	—	—
Other	—	—	—	—	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—	—	—	—	—
Financing fees	—	—	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR (contd.)

	Harvard Property Trust, Inc.	Marina/Golf Programs	Harvard Property I, L.P.	Harvard Property III, L.P.	BRP (Renner Plaza), LP
Date offering commenced	11/22/95(1)	06/30/95(2)	04/05/95	06/21/95	12/04/99

Dollar amount raised	$60,387,475	$20,559,394	$1,186,254	$1,100,000	$1,326,578

Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
- Real estate commissions	544,375	463,000	—	—	140,000
- Advisory fees	—	—	—	—	35,500(3)
Total amount paid to sponsor	544,375	463,000	—	—	175,500

Dollar amount of cash generated (used in) operations before deducting payments to sponsor	$12,181,485	$21,891,594	$1,111,045	$1,519,520	$2,416,878

Amount paid to sponsor from operations(4)
Property management fees	2,286,616	1,993,565	77,325	109,931	184,933
Partnership management fees	—	—	—	—	—
Reimbursements	—	368,935	—	—	—
Leasing commissions	609,128	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	149,921,835(5)	1,249,303	1,981,599	1,451,481	—
Other	6,614,215(6)	—	—	—	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	779,527	—	—	110,200	—
Financing fees	223,358	—	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR (contd.)

	BRP (SV), L.P.	6142 Campbell, LTD.	Behringer Partners Stemmons LP

Date offering commenced	10/21/00	05/01/96	02/01/01

Dollar amount raised	$3,051,000	$240,000	$401,900

Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
- Real estate commissions	84,500	—	—
- Advisory fees	—	—	—
Total amount paid to sponsor	84,500	—	—

Dollar amount of cash generated (used in) operations before deducting payments to sponsor	$1,925,555	$181,990	$34,845

Amount paid to sponsor from operations(4)
Property management fees	126,431	10,618	1,200
Partnership management fees	—	—	—
Reimbursements	—	—	—
Leasing commissions	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	—	415,048	939,519
Other	—	—	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—	—	—
Financing fees	—	—	—

(1)	Initial offering commenced 11/22/95 followed by three separate offerings through 12/31/98. See Table I, footnote (4) for a more detailed description of offerings.

(2)	Initial offering for first recreational program commenced June 30, 1995, followed by eleven additional recreational and residential program offerings, each commensurate with the purchase of property. Information for these offerings on an aggregate basis by year is presented below. The number of programs represented below for each year is as follows: 1995 - three programs, 1996 - no programs, 1997 - one program, 1998 - one program, 1999 - two programs, 2000 - three programs, 2001 - one program, 2002 - no programs, and 2003 — no programs.

Past performance is not necessarily indicative of future performance.

TABLE II
(UNAUDITED)
COMPENSATION TO SPONSOR (contd.)

TABLE II - COMPENSATION TO SPONSOR (1995 - 1999)
Date offering commenced	1995	1996	1997	1998	1999
Dollar amount raised	$1,399,276	$—	$549,000	$1,300,200	$4,660,918
Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
Real estate commissions	40,000	—	30,000	88,000	80,000
Advisory fees	—	—	—	—	—
Total amount paid to sponsor	40,000	—	30,000	88,000	80,000
Dollar amount of cash generated from (used in) operations before deducting payments to sponsor:	95,792	497,635	622,729	1,136,002	1,871,743

Amount paid to sponsor from operations
Property management fees	5,957	32,399	44,766	73,648	118,345
Partnership management fees	—	—	—	—	—
Reimbursements	9,000	21,735	36,000	36,000	45,600
Leasing commissions	—	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	—	—	—	—	1,249,303
Other	—	—	—	—	—
Amount paid to sponsors from property sales and refinancing:
Real estate commissions	—	—	—	—	—
Financing fees	—	—	—	—	—
Other	—	—	—	—	—

TABLE II - COMPENSATION TO SPONSOR (2000 - 2004)
Date offering commenced	2000	2001	2002	2003	2004	Totals
Dollar amount raised	$4,660,918	$8,400,000	$—	$—	$—	$20,559,394
Amount paid to sponsor from proceeds of offering:
Underwriting fees
Acquisition fees
Real estate commissions	95,000	130,000	—	—	—	463,000
Advisory fees	—	—	—	—	—	—
Total amount paid to sponsor	95,000	130,000	—	—	—	463,000
Dollar amount of cash generated from (used in) operations before deducting payments to sponsor:	2,460,761	4,663,510	5,394,571	5,148,851	5,325,573	27,217,167

Amount paid to sponsor from operations
Property management fees	251,667	438,271	378,636	305,803	344,074	1,993,566
Partnership management fees	—	—	—	—	—	—
Reimbursements	55,200	42,400	49,200	36,900	36,900	368,935
Leasing commissions	—	—	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	43,500	—	241,000	1,000,000		2,292,803
Other	—	—	—	—	—	—
Amount paid to sponsors from property sales and refinancing:
Real estate commissions	43,500	—	—	—	—	43,500
Financing fees	—	—	—	—	—	—
Other	—	—	—	—	—	—

(3)	Amount paid to sponsor for negotiating new ten-year lease with tenant in connection with the acquisition of the property.
(4)	An affiliate of sponsor provides management services for certain properties acquired in the respective programs. With the exception of the Recreational/Residential Program, management fees have not exceeded 4.5% of the gross receipts from the properties managed. With respect to the Recreational/Residential Program, the marinas are managed by an affiliate of the sponsor for a fee not to exceed 8% of operating cash flow and the golf properties are managed by a third-party for total fees not to exceed 25% of operating cash flow.
(5)	Amount includes $68,677,064 of borrowings under mortgages and refinancing of certain of those mortgages. In addition, amount also includes proceeds of $33,500,000 from draws on Credit Facility in connection with the acquisition of five properties. See Table V, footnote (13) for a detailed description of the borrowing activity under the Credit Facility. Amount also includes $47,744,771 of cash generated from property sales net of closing costs and repayment of borrowings secured by the assets sold.
(6)	Non-cash distribution recognized in conjunction with the transfer of ownership of the four remaining real estate assets, Harvard Property Provident LP, Harvard Property Metrocrest LP, HPT / PMD Investments LP and Harvard Property (UP) LP, to an unrelated liquidating trust for the purposes of concluding Harvard Property Trust, Inc. See Table V, footnote (5) for a more detailed description of the liquidating trust.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

The following sets forth the compensation received by affiliates of Behringer Advisors, including compensation paid out of offering proceeds and compensation paid in connection with the ongoing operations of Prior Real Estate Programs, the offerings of which have been completed since January 1, 1995. Each of the Prior Real Estate Programs for which information is presented below has similar or identical investment objectives to Behringer Harvard REIT I, with the exception of the recreational and residential programs which have been aggregated under “Recreational/Residential Programs.”

Behringer Harvard REIT I, Inc.

	2002	2003	2004

Gross revenue	$—	$—	$129,981
Equity in earnings of investments in tenant-in-common interests	—	18,176	1,402,847
Interest income	1,100	3,767	389,737

Less: Operating expenses	—	—	764,823
Interest expense	—	60,833	1,689,994
Property and asset management fees	—	10,220	295,111
General and administrative	3,805	240,223	711,603
Net income - GAAP basis	(2,705)	(289,333)	(1,538,966)

Taxable income
- from operations	(2,705)	(35,291)	268,647
- from gain on sale	—	—	—

Cash generated from operations	(3,710)	(129,857)	(148,147)
Cash generated from sales(7)	—	—	—
Cash generated from financing / refinancing	—	—	—
Total cash generated from operations, sales and refinancing	(3,710)	(129,857)	(148,147)

Less: Cash distributions to investors
- from operating cash flow	—	—	153,552
- from sales and refinancing	—	—	—
- from other	—	24,624	1,611,415

Cash generated (deficiency) after cash distributions	(3,710)	(154,481)	(1,913,114)

Less: Special items (not including sales and refinancing)
Issuance of common stock	—	7,230,027	106,851,838
Acquisition of land and buildings	—	2,201,073	81,440,988
Increase in other assets	—	10,492	5,436,151
Other	—	(86,585)	(2,858,702)

Cash generated (deficiency) after cash distributions and special items	(3,710)	4,950,566	20,920,287

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	—	(5)	2
- from recapture	—	—	—

Capital gain (loss)	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	3	1
- from return of capital	—	—	14
Total distributions on GAAP basis	—	3	15

Source (on cash basis)
- from operations	—	3	1
- from sales	—	—	—
- from return of capital	—	—	14
Total distributions on cash basis	—	3	15

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Mid-Term Value Enhancement Fund I LP

	2002	2003	2004

Gross revenue	$—	$—	$1,183,349
Interest income	—	84	44,913

Less: Operating expenses	—	—	522,740
Interest expense	—	—	—
Property and asset management fees	—	—	71,166
General and administrative	—	103,724	313,821
Depreciation and amortization	—	—	309,500
Net income - GAAP basis	—	(103,640)	11,035

Taxable income
- from operations	—	84	186,771
- from gain on sale	—	—	—

Cash generated from operations	—	(58,894)	547,352
Cash generated from sales(7)	—	—	—
Cash generated from financing / refinancing	—	—	—
Total cash generated from operations, sales and refinancing	—	(58,894)	547,352

Less: Cash distributions to investors
- from operating cash flow	—	—	346,371
- from sales and refinancing	—	—	—
- from other	—	—	—

Cash generated (deficiency) after cash distributions	—	(58,894)	200,981

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	100	1,958,887	25,534,480
General partners’ capital contributions	500	—	—
Acquisition of land and buildings	—	—	18,247,941
Increase in other assets	—	—	241,689
Other	—	(85,521)	61,366

Cash generated (deficiency) after cash distributions and special items	600	1,985,514	7,211,465

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	—	—	7
- from recapture	—	—	—

Capital gain (loss)	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	—	13
- from return of capital	—	—	—
Total distributions on GAAP basis	—	—	13

Source (on cash basis)
- from operations	—	—	13
- from sales	—	—	—
- from refinancing	—	—	—
Total distributions on cash basis	—	—	13

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Short-Term Opportunity Fund I LP

	2002	2003	2004

Gross revenue	$—	$—	$2,616,051
Equity in income of joint ventures	—	—	(414,052)
Interest income	—	3,608	149,996

Less: Operating expenses	—	—	1,614,808
Property and asset management fees	—	—	188,524
General and administrative	—	112,789	400,231
Interest expense	—	—	519,848
Minority interest	—	—	6,789
Depreciation and amortization	—	—	936,881
Net income - GAAP basis	—	(109,181)	(1,315,086)

Taxable income
- from operations	—	3,608	(244,183)
- from gain on sale	—	—	—

Cash generated from operations	—	(69,884)	697,530
Cash generated from sales(7)	—	—	—
Cash generated from financing / refinancing	—	—	—
Total cash generated from operations, sales and refinancing	—	(69,884)	697,530

Less: Cash distributions to investors
- from operating cash flow	—	—	278,218
- from sales and refinancing	—	—	—
- from other	—	—	—

Cash generated (deficiency) after cash distributions	—	(69,884)	419,312

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	100	4,591,404	56,130,110
General partners’ capital contributions	500	—	—
Acquisition of land and buildings	—	—	23,144,074
Increase in other assets	—	4,314	1,462,929
Other	—	(54,760)	11,427

Cash generated (deficiency) after cash distributions and special items	600	4,571,966	31,930,992

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	—	1	(4)
- from recapture	—	—	—

Capital gain (loss)	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	—	5
- from return of capital	—	—	—
Total distributions on GAAP basis	—	—	5

Source (on cash basis)
- from operations	—	—	5
- from sales	—	—	—
- from refinancing	—	—	—
Total distributions on cash basis	—	—	5

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	—	—	—

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Minnesota Center TIC I LLC

	2003	2004

Gross revenue	$1,393,364	$6,857,468
Interest income	—	9,716

Less: Operating expenses	787,470	3,460,431
Interest expense	420,925	1,853,079
Depreciation and amortization	550,900	2,704,898
Net income - GAAP basis	(365,931)	(1,151,224)

Taxable income
- from operations	(299,240)	(23,385)
- from gain on sale	—	—

Cash generated from operations	184,969	1,553,674
Cash generated from sales(7)	—	—
Cash generated from financing / refinancing	—	—
Total cash generated from operations, sales and refinancing	184,969	1,553,674

Less: Cash distributions to investors
- from operating cash flow	165,000	1,487,000
- from sales and refinancing	—	—
- from other	—	—

Cash generated (deficiency) after cash distributions	19,969	66,674

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—
General partners’ capital contributions	—	—
Amortization of principal on loan	—	43,761
Acquisition of land and buildings	—	—
Increase in other assets	—	—
Other	—	—

Cash generated (deficiency) after cash distributions and special items	19,969	(22,913)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(19)	(1)
- from recapture	—	—

Capital gain (loss)	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	10	92
- from return of capital	—	—
Total distributions on GAAP basis	10	92

Source (on cash basis)
- from operations	10	92
- from sales		—
- from refinancing	—	—
Total distributions on cash basis	10	92

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Enclave S LP

2004

Gross revenue	$3,049,976
Interest income	2,773

Less: Operating expenses	1,227,256
Interest expense	781,359
Depreciation and amortization	1,100,893
Net income - GAAP basis	(56,759)

Taxable income
- from operations	506,425
- from gain on sale	—

Cash generated from operations	1,044,134
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	1,044,134

Less: Cash distributions to investors
- from operating cash flow	658,000
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	386,134

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	53,630
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	332,504

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	46
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	60
- from return of capital	—
Total distributions on GAAP basis	60

Source (on cash basis)
- from operations	60
- from sales	—
- from refinancing	—
Total distributions on cash basis	60

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Beau Terre S LLC

2004

Gross revenue	$3,067,860
Interest income	5,863

Less: Operating expenses	1,129,397
Interest expense	1,331,335
Depreciation and amortization	1,058,354
Net income - GAAP basis	(445,363)

Taxable income
- from operations	160,188
- from gain on sale	—

Cash generated from operations	612,991
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	612,991

Less: Cash distributions to investors
- from operating cash flow	715,000
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	(102,009)

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	168,485
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	(270,494)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	9
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	40
- from return of capital	—
Total distributions on GAAP basis	40

Source (on cash basis)
- from operations	40
- from sales	—
- from refinancing	—
Total distributions on cash basis	40

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard St. Louis Place S, LLC

2004

Gross revenue	$2,700,726
Interest income	5,108

Less: Operating expenses	1,176,652
Interest expense	623,346
Depreciation and amortization	890,739
Net income - GAAP basis	15,097

Taxable income
- from operations	466,052
- from gain on sale	—

Cash generated from operations	905,836
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	905,836

Less: Cash distributions to investors
- from operating cash flow	500,000
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	405,836

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	31,716
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	374,120

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	30
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	32
- from return of capital	—
Total distributions on GAAP basis	32

Source (on cash basis)
- from operations	32
- from sales	—
- from refinancing	—
Total distributions on cash basis	32

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Colorado Building S, LLC

2004

Gross revenue	$1,649,088
Interest income	—

Less: Operating expenses	748,862
Interest expense	663,694
Depreciation and amortization	643,906
Net income - GAAP basis	(407,374)

Taxable income
- from operations	(530,579)
- from gain on sale	—

Cash generated from operations	236,532
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	236,532

Less: Cash distributions to investors
- from operating cash flow	512,000
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	(275,468)

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	—
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	(275,468)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(23)
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	23
- from return of capital	—
Total distributions on GAAP basis	23

Source (on cash basis)
- from operations	23
- from sales	—
- from refinancing	—
Total distributions on cash basis	23

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Travis Tower S LP

2004

Gross revenue	$2,247,989
Interest income	5,210

Less: Operating expenses	1,014,197
Interest expense	523,701
Depreciation and amortization	850,812
Net income - GAAP basis	(135,511)

Taxable income
- from operations	40,998
- from gain on sale	—

Cash generated from operations	715,301
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	715,301

Less: Cash distributions to investors
- from operating cash flow	422,000
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	293,301

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	71,036
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	222,265

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	2
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	19
- from return of capital	—
Total distributions on GAAP basis	19

Source (on cash basis)
- from operations	19
- from sales	—
- from refinancing	—
Total distributions on cash basis	19

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Harvard Pratt S, LLC

2004

Gross revenue	$308,917
Interest income	—

Less: Operating expenses	148,465
Interest expense	130,363
Depreciation and amortization	—
Net income - GAAP basis	30,089

Taxable income
- from operations	(460,154)
- from gain on sale	—

Cash generated from operations	30,089
Cash generated from sales(7)	—
Cash generated from financing / refinancing	—
Total cash generated from operations, sales and refinancing	30,089

Less: Cash distributions to investors
- from operating cash flow	—
- from sales and refinancing	—
- from other	—

Cash generated (deficiency) after cash distributions	30,089

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—
General partners’ capital contributions	—
Amortization of principal on loan	—
Acquisition of land and buildings	—
Increase in other assets	—
Other	—

Cash generated (deficiency) after cash distributions and special items	30,089

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(17)
- from recapture	—

Capital gain (loss)	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—
- from return of capital	—
Total distributions on GAAP basis	—

Source (on cash basis)
- from operations	—
- from sales	—
- from refinancing	—
Total distributions on cash basis	—

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Harvard Property Trust, Inc.

	1995	1996	1997	1998

Gross revenue	$199	$953,977	$6,093,101	$21,168,338
Gain on sale of properties	—	—	—	135,610(2)
Interest income	—	—	—	—

Less: Operating expenses	—	440,476	2,750,593	9,944,353
Interest expense	—	322,907	2,149,221	5,578,734(12)
Depreciation and amortization	—	155,092	874,566	3,108,470

Net income - GAAP basis	199	7,253(6)	188,060(6)	2,672,391(6))

Taxable income
- from operations	(1,099)	5,009	114,950	1,761,910
- from gain on sale	—	9,206	—	139,496

Cash generated from operations	—	(17,579)	100,058	4,984,340

Cash generated from sales(7)	—	—	—	3,228,568

Cash generated from financing / refinancing	—	7,775,000(8)	39,245,000(8)	43,400,000(9)

Total cash generated from operations, sales and refinancing	—	7,757,421	39,345,058	51,612,908

Less: Cash distributions to investors
- from operating cash flow	—	41,316	313,107	2,173,135
- from sales and refinancing	—	—	—	—
- from other	—	—	—	—

Cash generated (deficiency) after cash distributions	—	7,716,105	39,031,951	49,439,773

Less: Special items (not including sales and refinancing)
Contributions from preferred stockholders	13,200	2,277,652(13)	2,229,500(13)	46,000,000(14)
Contributions from common stockholders	37,500	—	5,139,623	—
Contributions from note holders	75,000	(75,000)	4,615,000(15)	(4,615,000)(15)
Payment of interest on loan	—	322,907	2,149,221	5,578,734(12)
Acquisition of land and buildings	—	9,440,524	47,598,431	87,292,381
Amortization of principal on loans	—	29,472	224,819	2,077,560
Other	—	—	365,751(16)	1,507,591(17)

Cash generated (deficiency) after cash distributions and special items	125,700	448,761	2,827,073	(52,759)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(9)	2	8	32
- from recapture	—	—	—	—

Capital gain (loss)	—	4	—	3

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	—	8	39
- from return of capital	—	18	14	—
Total distributions on GAAP basis	—	18	22	39

Source (on cash basis)
- from operations	—	18	22	39
- from sales	—	—	—	—
- from refinancing	—	—	—	—
Total distributions on cash basis	—	18	22	39

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	0.2%	3.9%	23.7%	92.2%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Harvard Property Trust, Inc. (contd.)

	1999	2000	2001 (1)

Gross revenue	$22,149,294	$10,128,602	—
Gain on sale of properties	8,780,171(3)	5,295,948(4)	$2,055,933(5)
Interest income	—	—	—

Less: Operating expenses	10,692,036	5,460,051	—
Interest expense	5,922,366(12)	3,088,777	—
Depreciation and amortization	3,582,740	2,605,625	—

Net income - GAAP basis	10,782,718(6)	3,880,087(6)	2,055,933(6)

Taxable income
- from operation	1,617,237	(429,977)	—
- from gain on sale	8,195,759	2,552,143	—

Cash generated from operations	5,534,892	1,579,774	—

Cash generated from sales(7)	41,531,197	2,976,696	—

Cash generated from financing / refinancing	8,495,717(10)	3,261,347(11)	—

Total cash generated from operations, sales and refinancing	55,561,806	7,817,817	—

Less: Cash distributions to investors
- from operating cash flow	10,025,186	2,180,029	—
- from sales and refinancing	41,086,659	5,365,929	1,000,000
- from other	—	—	—

Cash generated (deficiency) after cash distributions	4,449,961	271,859	(1,000,000)

Less: Special items (not including sales and refinancing)
Contributions from preferred stockholders	—	—	—
Contributions from common stockholders	—	—	—
Contributions from note holders	—	—	—
Payment of interest on loan	5,922,366(12)	3,088,777	—
Acquisition of land and buildings	8,100,000	—	—
Amortization of principal on loans	481,557	178,924	—
Other	—	—	6,614,215(18)

Cash generated (deficiency) after cash distributions and special items	(4,131,596)	92,935	(1,000,000)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	29	(44)	—
- from recapture	—	—	—

Capital gain (loss)	147	263	—

Cash distribution to investors
Source (on GAAP basis)
- from investment income	92	242	223
- from return of capital	826	536	—
Total distributions on GAAP basis	918	778	223

Source (on cash basis)
- from operations	165	135	—
- from sales	746	307	223
- from refinancing	7	336	—
Total distributions on cash basis	918	778	223

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	92.2%	16.1%	—

Past performance is not necessarily indicative of future performance.

(1)	No activity for 2001. Program ended January 1, 2001.
(2)	Amount represents gain recognized in connection with the sale of the Park 96 and Centerport land parcels.
(3)	Amount represents gain recognized in connection with the sale of the Meridian, Parkside, 812 San Antonio, Gleneagles, Rosedale, Atrium Quadrant, Clarke, Superior, Capitol and Willow Creek properties.
(4)	Amount represents gain recognized in connection with the sale of the North Hampton and Lake Calhoun properties.
(5)
Non-cash gain recognized in conjunction with the transfer of ownership on January 1, 2001 of the 4 remaining properties to a liquidating trust for the purposes of concluding Harvard Property Trust, Inc. See Table V, footnote (5) for a more detailed description of the transaction regarding the liquidating trust. Amount presented on a tax basis. There is no adjustment required for GAAP.

(6)	Net income amounts presented net of minority interest in partnerships.
(7)	Cash generated from sales net of closing costs and repayment of mortgage or Credit Facility liens. See Table I, footnote (9) for a description of the Credit Facility.
(8)	Proceeds from initial mortgages placed on new acquisitions.
(9)	Amount includes $25,400,000 drawn on the Credit Facility and proceeds of $18,000,000 from initial mortgages placed on the Harvard Property Rosedale acquisition.
(10)	Amount includes $8,100,000 drawn on the Credit Facility and proceeds of $395,717 from the refinance of the HPT/PMD partnership asset.
(11)	Proceeds from refinance of the Metrocrest and University Plaza properties.
(12)	Amount includes interest paid on funds drawn on Credit Facility.
(13)	Proceeds raised in connection with the Series B Preferred Stock offering dated January 26, 1996.
(14)	Proceeds raised in connection with the Series C Preferred Stock offering dated March 10, 1998.
(15)
Pursuant to a private placement offering commencing June 1, 1997, Harvard Property Trust, Inc. (the “Trust”) sold $4,615,000 of 9.0% subordinated promissory notes with attached warrants to purchase common shares. In conjunction with the proceeds raised in a private placement offering commencing March 10, 1998, the Trust retired the subordinated promissory notes for $4,615,000.

(16)	Amount includes $330,751 for payments of offering costs.
(17)
Amount includes $217,767 for payments of offering costs, $889,824 for payment of fees in connection with the closing of the $40,000,000 revolving Credit Facility and $400,000 for the repurchase of outstanding warrants in connection with the redemption of the subordinated promissory notes detailed in footnote (15).

(18)
Non-cash distribution recognized in conjunction with the transfer of ownership on January 1, 2001 of the four remaining properties, Metrocrest, Sam Houston, University Plaza and Provident, to a liquidating trust for the purposes of concluding Harvard Property Trust, Inc. See Table V, footnote (5) for a more detailed description of the transaction regarding the liquidating trust.

(19)
Commencing November 22, 1995, the Trust offered for sale 1,000 shares of Series A Preferred Stock at a price of $100 per share. This offering was terminated December 31, 1995 with the Trust receiving offering proceeds of $13,200 (132 shares). The Trust paid Series A investors cash amounts equivalent to a 10.0% annual yield on the Series A shares outstanding. The Preferred Stock Series A was retired on December 31, 1999 with total cash distributions of $19,326 paid to the holders of the Series A shares. Commencing January 26, 1996, the Trust offered for sale 100,000 shares of Series B Convertible Preferred Stock, convertible at the stockholders’ option to 200 shares of common stock, at a price of $100 per share. This offering was terminated March 31, 1997 with the Trust receiving offering proceeds of $4,581,400 (45,814 shares). The Trust paid these Series B investors cash amounts equivalent to a 9.0% annual yield on their Series B shares outstanding. These Preferred Stock Series B shares were converted to common stock on December 31, 1998 with total cash distributions of $684,982 paid to the holders of Series B shares prior to conversion to common shares with the balance of $4,581,400 converting common shares. Commencing June 1, 1997, the Trust offered for sale 7,000,000 shares of common stock at a price of $.75 per share along with 2,150 units, with each unit consisting of a $5,000 promissory note and warrant to purchase 2,000 shares of common stock. This offering was terminated December 31, 1997, with the Trust receiving total offering proceeds of $9,754,623 ($5,139,623 via common stock purchases and $4,615,000 from unit sales). Through January 1, 2001, the Liquidation Date of the Trust, common shareholders received total cash distributions of $5,495,204 and a non-cash liquidating distribution of $7,614,215. In accordance with the Preferred Stock Series C Offering referenced below the promissory note and warrant units were repurchased from investors including accrued interest for cash proceeds of $5,015,000. Commencing March 10, 1998, the Trust offered for sale 500,000 shares of Series C Convertible Preferred Stock, convertible at the stockholder’s option to 125 shares of common stock, at a price of $100 per share. This offering was terminated December 31, 1998 with the Trust receiving offering proceeds of $46,000,000 (460,000 shares). The Trust paid Series C investors cash amounts equivalent to a 14.0% annual yield on their Series C shares. Retirement of the Preferred Stock Series C began on June 21, 1999 and was completed on December 28, 2000 with total aggregate cash distributions of $52,119,092 paid to the holders of the Series C shares. The weighted average annualized yield for equity invested in the Trust (including the promissory note and warrant units) pursuant to the investment classes listed above was 11.4%.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Recreational / Residential Programs(1)
	1995	1996	1997	1998	1999
Gross revenue	$307,879	$1,218,947	$1,500,559	$2,701,988	$3,599,934
Gain on sale of properties	—	—	—	—	—

Interest income	1,672	24,474	20,918	19,157	12,168

Less: Operating expenses	212,087	721,312	877,830	1,565,986	1,728,191
Interest expense	100,220	273,258	400,498	810,658	1,195,523
Depreciation and amortization	74,726	209,593	233,515	383,191	648,375

Net income - GAAP basis	(77,482)	39,258	9,634	(38,690)	40,013

Taxable income
- from operation	(66,439)	(242,610)	(214,468)	(34,404)	(47,083)
- from gain on sale	—	—	—	—	—

Cash generated from operations	95,792	497,635	622,729	1,136,002	1,871,743
Cash generated from sales	—	—	—	—	—
Cash generated from refinancing	—	—	—	—	1,249,303(2)
Total cash generated from operations, sales and refinancing	95,792	497,635	622,729	1,136,002	3,121,046

Less: Cash distributions to investors
- from operating cash flow	—	176,694	149,310	365,382	886,531
- from sales and refinancing	—	—	—	—	1,249,303
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	95,792	320,941	473,419	770,620	985,212

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Payment of interest on loan	100,220	273,258	400,498	810,658	1,195,523
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	(4,428)	47,683	72,921	(40,038)	(210,311)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(47)	(173)	(110)	(11)	(6)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distribution to investors
Source (on GAAP basis)
- from investment income	—	126	77	328	112
- from return of capital	—	—	—	(215)	158
Total distributions on GAAP basis	—	126	77	113	270

Source (on cash basis)
- from operations	—	126	77	113	112
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	158
Total distributions on cash basis	—	126	77	113	270

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	8.2%	8.2%	13.3%	31.5%	46.3%

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Recreational / Residential Programs(1) (contd.)

	2000	2001	2002	2003	2004
Gross revenue	$7,854,438	$10,372,199	$17,162,300	$17,321,083	$17,257,536
Gain on sale of properties	—	—	—	—	—

Interest income	19,883	91,883	22,531	26,006	9,774

Less: Operating expenses	5,393,777	5,708,689	11,767,729	12,172,232	11,931,963
Interest expense	1,836,656	2,518,792	2,514,687	2,337,913	2,334,417
Depreciation and amortization	962,095	2,009,576	2,421,403	2,261,782	2,220,618

Net income - GAAP basis	(318,207)	227,025	481,012	575,162	780,312

Taxable income
- from operation	(1,057,682)	(403,490)	(413,168)	(40,376)	351,954
- from gain on sale	—	—	—	—	—

Cash generated from operations	2,460,761	4,663,510	5,394,571	5,148,851	5,325,573
Cash generated from sales	—	—	—	1,000,000	—
Cash generated from refinancing	—	—	—	2,500,000	2,000,000
Total cash generated from operations, sales and refinancing	2,460,761	4,663,510	5,394,571	8,648,851	7,325,573

Less: Cash distributions to investors
- from operating cash flow	581,000	1,562,531	2,628,375	1,845,493	1,532,156
- from sales and refinancing	—	—	—	3,450,000	2,000,000
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	1,879,761	3,100,979	2,766,196	3,353,358	3,793,417

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	506,040(3)	—	—	—	—
General partners’ capital contributions	—	275,000	—	—	—
Payment of interest on loan	1,836,656	2,518,792	2,514,687	2,337,913	2,334,417
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	549,145	857,187	251,509	1,015,445	1,459,000

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(81)	(21)	(21)	(2)	18
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distribution to investors
Source (on GAAP basis)
- from investment income	75	81	146	96	79
- from return of capital	(31)	—	(10)	179	104
Total distributions on GAAP basis	44	81	136	274	183

Source (on cash basis)
- from operations	44	81	136	96	79
- from sales	—	—	—	179	104
- from refinancing	—	—	—	—	—
Total distributions on cash basis	44	81	136	274	183

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	72.8%	100%	100%	100%	95.6%

(1)
Represents an aggregation of the results of twelve separate programs having the investment objective of acquiring recreational or residential properties, which is not similar to the investment objectives of Behringer Harvard REIT I.

(2)	Proceeds from refinance of the Lakeway Marina and Parkside Marina properties.
(3)	Proceeds from investors in the Golf Centers of Texas properties.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Harvard Property I, L.P.(1)

	1995	1996	1997

Gross revenue	$443,251	$772,511	$789,432

Gain on sale of properties	—	—	1,162,827

Interest income	—	—	—

Less: Operating expenses	175,487	333,001	385,661
Interest expense	162,612	269,280	239,660
Depreciation and amortization	49,464	88,737	82,085

Net income - GAAP basis	55,688	81,493	1,244,853

Taxable income
- from operation	63,414	82,114	56,980
- from gain on sale	—	—	1,183,219

Cash generated from operations	267,764	439,510	403,771
Cash generated from sales	—	—	1,981,599
Cash generated from refinancing	—	—	—
Total cash generated from operations, sales and refinancing	267,764	439,510	2,385,370

Less: Cash distributions to investors
- from operating cash flow	45,591	234,794	326,648
- from sales and refinancing	—	—	1,982,000
- from other	—	—	—

Cash generated (deficiency) after cash distributions	222,173	204,716	76,722

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—
General partners’ capital contributions	—	—	—
Payment of interest on loan	162,612	269,280	239,660
Acquisition of land and buildings	—	—	—
Increase in other assets	—	—	—
Other	—	—	—

Cash generated (deficiency) after cash distributions and special items	59,561	(64,564)	(162,938)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	53	69	48
- from recapture	—	—-	—

Capital gain (loss)	—	—	997

Cash distribution to investors
Source (on GAAP basis)
- from investment income	38	198	946
- from return of capital	—	—	1,000
Total distributions on GAAP basis	38	198	1,946

Source (on cash basis)
- from operations	38	198	275
- from sales	—	—	1,671
- from refinancing	—	—	—
Total distributions on cash basis	38	198	1,946

Amount (in percentage terms) remaining invested in program properties at the end of last year report in table	100.0%	100.0%	—

(1)	Property sold and program ended in 1997.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Harvard Property III, L.P.(1)

	1995	1996	1997	1998	1999

Gross revenue	$206,874	$552,605	$727,072	$831,218	$21,077

Gain on sale of properties	—	—	—	—	1,188,060

Interest income	—	2,340	1,378	792	—

Less: Operating expenses	51,284	206,468	265,606	256,105	41,983
Interest expense	101,018	272,532	305,552	297,369	28,726
Depreciation and amortization	27,776	83,369	100,574	171,087	13,169

Net income - GAAP basis	26,796	(7,424)	56,718	107,449	1,125,259

Taxable income
- from operation	26,796	(16,284)	(887)	136,815	(214,082)
- from gain on sale	—	—	—	—	1,188,060

Cash generated from operations	155,540	346,136	462,843	575,906	(20,904)
Cash generated from sales	—	—	—	—	1,451,481
Cash generated from refinancing	—	—	441,711	—	—
Total cash generated from operations, sales and refinancing	155,540	346,136	904,554	575,906	1,430,577

Less: Cash distributions to investors
- from operating cash flow	11,977	94,445	266,042	78,986	25,386
- from sales and refinancing	—	—	441,711	—	1,451,482
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	143,563	251,691	196,801	496,920	(46,291)

Less: Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Payment of interest on loan	101,018	272,532	305,553	297,369	28,726
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	42,545	(20,841)	(108,752)	199,551	(75,017)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	24	(15)	(1)	208	(325)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	1,805

Cash distribution to investors
Source (on GAAP basis)
- from investment income	11	86	242	120	1,244
- from return of capital	—	—	402	—	1,000
Total distributions on GAAP basis	11	86	644	120	2,244

Source (on cash basis)
- from operations	11	86	242	120	39
- from sales	—	—	—	—	2,205
- from refinancing	—	—	402	—	—
Total distributions on cash basis	11	86	644	120	2,244

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%	100.0%	100.0%	—

(1)	Property sold and program ended in 1999.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

BRP (Renner Plaza), LP(1)

	2000	2001	2002	2003	2004

Gross revenue	$639,945	$850,473	$827,712	$727,541	$695,897

Gain on sale of properties	—	—	—	—	—

Interest income	—	—	—	—	—

Less: Operating expenses	87,594	200,292	166,376	166,758	186,632
Interest expense	267,115	293,505	291,470	286,111	308,173
Depreciation and amortization	102,865	114,031	116,700	116,700	116,700

Net income - GAAP basis	182,371	242,645	253,166	157,972	84,392

Taxable income
- from operation	41,716	55,495	56,745	45,988	(433)
- from gain on sale	—	—	—	—	—

Cash generated from operations	552,352	650,181	653,562	560,783	261,037
Cash generated from sales	—	—	—	—	—
Cash generated from refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	552,352	650,181	653,562	560,783	261,037

Less: Cash distributions to investors
- from operating cash flow	152,232	252,500	152,000	152,000	27,570
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	400,120	397,681	501,562	408,783	233,467

Less: Special items (not including sales and refinancing
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Payment of interest on loan	267,115	293,505	291,470	286,111	308,173
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	133,005	104,176	210,092	122,672	(74,706)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	31	42	43	35	—
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distribution to investors
Source (on GAAP basis)
- from investment income	115	190	115	115	21
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	115	190	115	115	21

Source (on cash basis)
- from operations	115	190	115	115	21
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	115	190	115	115	21

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Property acquired and program initiated in 2000.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

BRP (SV), L.P.(1)

	2000	2001	2002	2003	2004

Gross revenue	$20,491	$995,100	$1,162,402	$1,265,359	$1,504,471

Gain on sale of properties	—	—	—	—	—

Interest income	1,407	7,313	1,028	—	—

Less: Operating expenses	7,905	496,541	495,210	518,139	569,955
Interest expense	15,096	467,061	529,949	597,070	580,302
Depreciation and amortization	11,423	358,052	632,275	624,900	643,039

Net income - GAAP basis	(12,526)	(319,241)	(494,004)	(474,750)	(288,825)

Taxable income
- from operation	(12,526)	(154,217)	(968,986)	(364,822)	(167,429)
- from gain on sale	—	—	—	—	—

Cash generated from operations	12,585	498,558	667,192	747,220	934,516
Cash generated from sales	—	—	—	—	—
Cash generated from refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	12,585	498,558	667,192	747,220	934,516

Less: Cash distributions to investors
- from operating cash flow	—	—	—	—	—
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	12,585	498,558	667,192	747,220	934,516

Less: Special items (not including sales and refinancing
Limited partners’ capital contributions	—	650,000	—	—	—
General partners’ capital contributions	—	—	—	—	—
Payment of interest on loan	15,096	467,061	529,949	597,070	580,302
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	(2,511)	681,497	137,243	150,150	354,214

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(3)	(35)	(223)	(84)	(38)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distribution to investors
Source (on GAAP basis)
- from investment income	—	—	—	—	—
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	—	—	—	—	—

Source (on cash basis)
- from operations	—	—	—	—	—
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	—	—	—	—	—

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Property acquired and program initiated in 2000.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

6142 Campbell, LTD.(1)

	1996	1997	1998

Gross revenue	$77,294	$174,887	$190,254

Gain on sale of properties	—	—	251,229

Interest income	—	—	—

Less: Operating expenses	49,815	101,474	109,156
Interest expense	28,875	62,707	70,095
Depreciation and amortization	8,788	9,673	19,042

Net income - GAAP basis	(10,184)	1,033	243,190

Taxable income
- from operation	(8,344)	(1,904)	(13,433)
- from gain on sale	—	—	251,229

Cash generated from operations	27,479	73,413	81,098

Cash generated from sales	—	—	415,048

Cash generated from refinancing	—	—	—
Total cash generated from operations, sales and refinancing	27,479	73,413	496,146

Less: Cash distributions to investors
- from operating cash flow	—	12,000	47,272
- from sales and refinancing	—	—	415,048
- from other	—	—	—

Cash generated (deficiency) after cash distributions	27,479	61,413	33,826

Less: Special items (not including sales and refinancing
Limited partners’ capital contributions	—	—	—
General partners’ capital contributions	—	—	—
Payment of interest on loan	28,875	62,707	70,095
Acquisition of land and buildings	—	—	—
Increase in other assets	—	—	—
Other	—	—	—

Cash generated (deficiency) after cash distributions and special items	(1,396)	(1,294)	(36,269)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(35)	(8)	(56)
- from recapture	—	—	—

Capital gain (loss)	—	—	1,047

Cash distribution to investors
Source (on GAAP basis)
- from investment income	—	50	926
- from return of capital	—	—	1,000
Total distributions on GAAP basis	—	50	1,926

Source (on cash basis)
- from operations	—	50	197
- from sales	—	—	1,729
- from refinancing	—	—	—
Total distributions on cash basis	—	50	1,926

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%	—

(1)	Property acquired and program initiated in 1996. Property sold and program ended in 1998.

Past performance is not necessarily indicative of future performance.

TABLE III (UNAUDITED) (contd.)
ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

Behringer Partners Stemmons LP(1)

	2001	2002	2003

Gross revenue	$17,922	$129,064	$21,389

Gain on sale of properties	—	—	705,066

Interest income	—	—	—

Less: Operating expenses	13,029	94,920	25,581
Interest expense	57,033	75,263	6,903
Depreciation and amortization	25,263	40,800	59,248

Net income - GAAP basis	(77,403)	(81,919)	634,723

Taxable income
- from operation	(67,728)	(76,628)	(82,331)
- from gain on sale	—	—	703,614

Cash generated from operations	4,893	34,144	(4,192)

Cash generated from sales	—	—	939,519

Cash generated from refinancing	—	—	—
Total cash generated from operations, sales and refinancing	4,893	34,144	935,327

Less: Cash distributions to investors
- from operating cash flow	—	—	40,481
- from sales and refinancing	—	—	939,519
- from other	—	—	—

Cash generated (deficiency) after cash distributions	4,893	34,144	(44,673)

Less: Special items (not including sales and refinancing
Limited partners’ capital contributions	—	85,636	—
General partners’ capital contributions	—	—	—
Payment of interest on loan	57,033	75,263	6,903
Acquisition of land and buildings	—	—	—
Increase in other assets	—	—	—
Other	—	—	—

Cash generated (deficiency) after cash distributions and special items	(52,140)	44,517	(51,576)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(169)	(157)	(82)
- from recapture	—	—	—

Capital gain (loss)	—	—	704

Cash distribution to investors
Source (on GAAP basis)
- from investment income	—	—	1,010
- from return of capital	—	—	1,000
Total distributions on GAAP basis	—	—	2,010

Source (on cash basis)
- from operations	—	—	83
- from sales	—	—	1,927
- from refinancing	—	—	—
Total distributions on cash basis	—	—	2,010

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100.0%	100.0%	—

(1)	Property acquired and program initiated in 2001.

Past performance is not necessarily indicative of future performance.

TABLE IV (UNAUDITED)
RESULTS OF COMPLETED PROGRAMS

Table IV presents summary information on the results of Prior Real Estate Programs which completed operations since December 31, 1996 and which had similar or identical investment objectives to those of Behringer Harvard REIT I. All figures are through December 31, 2004.

	Harvard Property Trust, Inc.	Harvard Property I, L.P.	Harvard Property III, L.P.	6142 Campbell Ltd.	Behringer Partners Stemmons LP

Dollar amount raised	$60,387,475	$1,186,254	$1,100,000	$240,000	$401,900

Number of properties purchased	23	1	1	1	1

Date of closing of offering	03/10/98(1))	06/05/95	08/21/95	06/01/96	04/02/01

Date of first sale of property	08/26/98	12/10/97	01/29/99	12/03/98	02/27/03

Date of final sale of property	01/01/01	12/10/97	01/29/99	12/03/98	02/27/03

Tax and Distribution Data Per $1,000 Investment
Federal income tax results:
Ordinary income (loss)
- from operations	18	171	(109)	(99)	—
- from recapture	—	—	—	—	—

Capital gain (loss)	417	997	1,805	1,047	704

Deferred gain

Capital	—	—	—	—	—
Ordinary	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- Investment income	997	1,183	2,104	976	1,010
- Return of capital	1,000	1,000	1,000	1,000	1,000

Source (on cash basis)
- Sales	1,275	1,671	2,205	1,729	1,927
- Refinancing	343	—	402	—	—
- Operations	379	512	497	247	83
- Other	—	—	—	—	—

Receivable on net purchase money financing(2)	—	—	—	—	—

(1)
Commencing November 22, 1995, the Trust offered for sale 1,000 shares of Series A Preferred Stock at a price of $100 per share. This offering was terminated December 31, 1995 with the Trust receiving offering proceeds of $13,200 (132 shares). The Trust paid Series A investors cash amounts equivalent to a 10% annual yield on the Series A shares outstanding. The Preferred Stock Series A was retired on December 31, 1999 with total cash distributions of $19,326 paid to the holders of the Series A shares. Commencing January 26, 1996, the Trust offered for sale 100,000 shares of Series B Convertible Preferred Stock, convertible at the stockholders’ option to 200 shares of common stock, at a price of $100 per share. This offering was terminated March 31, 1997 with the Trust receiving offering proceeds of $4,581,400 (45,814 shares). The Trust paid these Series B investors cash amounts equivalent to a 9% annual yield on their Series B shares outstanding. These Preferred Stock Series B shares were converted to common stock on December 31, 1998 with total cash distributions of $684,982 paid to the holders of Series B shares prior to conversion to common shares with the balance of $4,581,400 converting common shares. Commencing June 1, 1997, the Trust offered for sale 7,000,000 shares of common stock at a price of $.75 per share along with 2,150 units, with each unit consisting of a $5,000 promissory note and warrant to purchase 2,000 shares of common stock. This offering was terminated December 31, 1997, with the Trust receiving total offering proceeds of $9,754,623 ($5,139,623 via common stock purchases and $4,615,000 from unit sales). Through January 1, 2001, the Liquidation Date of the Trust, common shareholders received total cash distributions of $5,495,204 and a non-cash liquidating distribution of $7,614,215. In accordance with the Preferred Stock Series C Offering referenced below the promissory note and warrant units were repurchased from investors including accrued interest for cash proceeds of $5,015,000. Commencing March 10, 1998, the Trust offered for sale 500,000 shares of Series C Convertible Preferred Stock, convertible at the stockholder’s option to 125 shares of common stock, at a price of $100 per share. This offering was terminated December 31, 1998 with the Trust receiving offering proceeds of $46,000,000 (460,000 shares). The Trust paid Series C investors cash amounts equivalent to a 14% annual yield on their Series C shares. Retirement of the Preferred Stock Series C began on June 21, 1999 and was completed on December 28, 2000 with total aggregate cash distributions of $52,119,092 paid to the holders of the Series C shares. The weighted average annualized yield for equity invested in the Trust (including the promissory note and warrant units) pursuant to the investment classes listed above was 11.4%.

(2)	All properties were acquired for cash without financing.

Past performance is not necessarily indicative of future performance.

TABLE V
(UNAUDITED)
RESULTS OF SALES OR DISPOSALS OF PROPERTY

Table V presents summary information on the results of the sale or disposals of properties since January 1, 1997 by Prior Real Estate Programs having similar or identical investment objectives to those of Behringer Harvard REIT I. All figures are through December 31, 2004.

			Selling Price, Net of Closing Costs and GAAP Adjustments

Property	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale	Purchase Money Mortgage Taken Back by Program(1)	Adjustments Resulting from Application of GAAP(2)	Total(3)

Harvard Property Trust, Inc.
Harvard Property Meridian LP	03/05/96	06/03/99	$3,161,560	$3,144,248	—	—	$6,305,808
Harvard Property Provident LP	10/04/96	01/01/01(5))	1,551,568(7))	2,648,432	—	—	4,200,000(6))
Harvard Property Parkside LP	11/19/96	08/02/99	1,207,599	1,776,951	—	—	2,984,550
Harvard Property 812 San Antonio LP	04/03/97	08/18/99	2,233,795	3,558,022	—	—	5,791,817
Harvard Property Metrocrest LP	04/30/97	01/01/01(5))	2,123,676(9))	11,151,324	—	—	13,275,000(8))
Harvard Property Partners LP(10)	06/06/97	07/17/00	(8,310)	863,538	—	—	855,228
Harvard Property Lake Calhoun LP	09/04/97	08/22/00	5,186,805	15,763,659	—	—	20,950,464
HPT / PMD Investments LP	10/06/97	01/01/01(5))	6,202,717(12)))	9,297,283	—	—	15,500,000(11))
HPT Gleneagles LP	11/07/97	10/19/99	8,614,691	—	—	—	8,614,691
Harvard Property Trust, Inc. (Park 96)	11/11/97	11/02/98	529,029	—	—	—	529,029
Harvard Property Rosedale LP	02/25/98	12/01/99	9,130,926	17,701,615	—	—	26,832,541
Harvard Property Atrium LP	03/10/98	08/02/99	3,979,447	11,205,241(13))	—	—	15,184,687
Harvard Property Partners LP(14)	05/01/98	08/02/99	2,294,952	6,197,783(13))	—	—	8,492,735
Harvard Property (UP) LP	06/03/98	01/01/01(5))	2,600,000(17))	9,600,000(15))	—	—	12,200,000(16))
Harvard Property Clarke LP	07/29/98	08/02/99	2,619,842	6,420,337(13))	—	—	9,040,179
Harvard Property Superior LP	07/30/98	08/02/99	1,813,805	4,950,134(13))	—	—	6,763,939
Harvard Property Capitol LP	12/30/98	08/02/99	2,483,416	4,726,506(13))	—	—	7,209,922
Harvard Property Willow LP	03/31/99	08/02/99	5,478,204	—	—	—	5,478,204
Harvard Property Centreport LP	02/01/98	08/26/98	2,176,535	—	—	—	2,176,535

Harvard Property I, L.P.	06/05/95	12/10/97	1,981,599	2,918,049	—	—	4,899,648

Harvard Property III, L.P.	08/21/95	01/29/99	1,451,482	3,759,057	—	—	5,210,538

6142 Campbell, LTD	06/01/96	12/03/98	415,048	701,594	—	—	1,116,642

Behringer Partners Stemmons LP	04/02/01	02/27/03	939,519	1,235,475	—	—	2,174,994

Past performance is not necessarily indicative of future performance.

TABLE V (UNAUDITED) (contd.)
RESULTS OF SALES OR DISPOSALS OF PROPERTY

	Cost of Properties Including Closing and Soft Costs

Property	Original Mortgage Financing	Total Acquisition Cost, Capital Improvements, Closing and Soft Costs(4)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures

Harvard Property Trust, Inc.
Harvard Property Meridian LP	$3,250,000	$1,636,378	$4,886,378	$1,419,430
Harvard Property Provident LP	2,800,000	1,410,392	4,210,392	(10,392)(18)
Harvard Property Parkside LP	1,725,000	760,006	2,485,006	499,544
Harvard Property 812 San Antonio LP	3,600,000	1,683,617	5,283,617	508,200
Harvard Property Metrocrest LP	9,150,000	1,495,442	10,645,442	2,629,558(19))
Harvard Property Partners LP	895,000	365,097	1,260,097	(404,869)
Harvard Property Lake Calhoun LP	16,100,000	3,066,237	19,166,237	1,784,227
HPT / PMD Investments LP	8,000,000	6,561,677	14,561,677	938,323(20))
HPT Gleneagles LP	1,500,000	6,932,748	8,432,748	181,943
Harvard Property Trust, Inc. (Park 96)	—	401,701	401,701	127,328
Harvard Property Rosedale LP	18,000,000	6,635,840	24,635,840	2,196,701
Harvard Property Atrium LP	11,205,240	3,026,413	14,231,653	953,034
Harvard Property Partners LP	6,197,783	1,968,657	8,166,440	326,295
Harvard Property (UP) LP	9,600,000(15)	3,025,838	12,625,838	(425,838)(21)
Harvard Property Clarke LP	6,420,337	2,838,461	9,258,798	(218,619)
Harvard Property Superior LP	4,950,134	1,391,649	6,341,783	422,156
Harvard Property Capitol LP	4,726,506	2,288,850	7,015,356	194,566
Harvard Property Willow LP	—	5,325,025	5,325,025	153,179
Harvard Property Centreport LP	—	2,035,602	2,035,602	140,933

Harvard Property I, L.P.	3,000,000	1,219,831	4,219,831	679,817

Harvard Property III, L.P.	2,600,000	1,536,624	4,136,624	1,073,914

6142 Campbell, LTD	700,000	241,933	941,933	174,709

Behringer Partners Stemmons LP	1,330,000	487,536	1,817,536	357,458

Past performance is not necessarily indicative of future performance.

TABLE V (UNAUDITED) (Contd.)
RESULTS OF SALES OR DISPOSALS OF PROPERTY

(1)	No purchase money mortgages were taken back by any individual program.
(2)	Financial statements for programs are prepared in accordance with GAAP.
(3)	None of these sales are being reported on the installment basis.
(4)	The amounts shown do not include a pro rata share of the original offering costs. There were no carried interests received in lieu of commissions in connection with the acquisition of the property.
(5)	In conjunction with a July 26, 1999 majority stockholder vote to sell all of the assets of Harvard Property Trust, Inc. along with a subsequent dissolution and liquidation of Harvard Property Trust, Inc., and pursuant to a Liquidating Trust Agreement and Declaration of Trust dated January 1, 2001, Behringer Advisors Inc. conveyed ownership of the remaining real estate assets, Harvard Property Provident LP, Harvard Property Metrocrest LP, HPT / PMD Investments LP and Harvard Property (UP) LP, to an unrelated liquidating trust, HPT Trust, for the purposes of concluding Harvard Property Trust, Inc.
(6)	A $4,200,000 market value for the asset based on an appraisal was assigned in accordance with the final liquidation of Harvard Property Trust, Inc. event as detailed in footnote (5).
(7)	Non-cash amount representing 100% of the net proceeds that would have been received if a cash sale had occurred at the market value detailed in footnote (6).
(8)	A $13,275,000 market value for the asset based on a signed sales contract that was assigned in accordance with the final liquidation of Harvard Property Trust, Inc. event as detailed in footnote (5). The property was subsequently sold on August 10, 2001 at $13,275,000.
(9)	Non-cash amount representing 100% of the net proceeds that would have been received if a cash sale had occurred at the market value detailed in footnote (8).
(10)	Asset in partnership known as 1700 North Hampton Building.
(11)	A $15,500,000 market value for the asset based on an appraisal was assigned in accordance with the final liquidation of Harvard Property Trust, Inc. event as detailed in footnote (5).
(12)	Non-cash amount representing 100% of the net proceeds that would have been received if a cash sale had occurred at the market value detailed in footnote (11).
(13)	On October 17, 1998, Harvard Property Trust, Inc. (the “Trust”) entered into a three-year, $40,000,000 revolving credit facility (the “Credit Facility”) with PNC Bank, N.A. and DLJ Capital Funding Inc. Under the terms of the Credit Facility, the Trust borrowed $33,500,000 to finance the acquisitions of Harvard Property Atrium LP, Harvard Property Partners LP (Quadrant Building), Harvard Property Clarke LP, Harvard Property Superior LP and Harvard Property Capitol LP. Allocated borrowings under the Credit Facility are as follows:

Partnership/Building	Allocated Amount
Harvard Property Atrium LP	$11,205,241
Harvard Property Partners LP (Quadrant Building)	6,197,783
Harvard Property Clarke LP	6,420,337
Harvard Property Superior LP	4,950,134
Harvard Property Capitol LP	4,726,505
TOTAL	$33,500,000

Pursuant to the terms of the Credit Facility, the outstanding borrowings under the Credit Facility were extinguished upon the sale of these assets on August 2, 1999 and the Credit Facility was terminated on August 9, 1999.
(14)	Asset in partnership known as Quadrant Building.
(15)	Concurrent with the termination of the Credit Facility detailed in footnote (13), on August 9, 1999, Harvard Property Trust, Inc. entered into a $6,900,000 term loan secured by the Harvard Property (UP) LP asset with Bank One, NA. The $6,900,000 term was refinanced on December 27, 2000 in favor of a $9,600,000 mortgage with Deutsche Bank N.A.
(16)	A $12,200,000 market value for asset based on original purchase price was assigned in accordance with the final liquidation of Harvard Property Trust, Inc. event as detailed in footnote (5).
(17)	Non-cash amount representing 100% of the net proceeds that would have been received if a cash sale had occurred at the market value detailed in footnote (16).
(18)	Non-cash amount representing 100% of the excess of property operating cash receipts over cash expenditures if a cash sale had occurred at the market value detailed in footnote (6).
(19)	Non-cash amount representing 100% of the excess of property operating cash receipts over cash expenditures if a cash sale had occurred at the market value detailed in footnote (8).
(20)	Non-cash amount representing 100% of the excess of property operating cash receipts over cash expenditures if a cash sale had occurred at the market value detailed in footnote (11).
(21)	Non-cash amount representing 100% of the excess of property operating cash receipts over cash expenditures if a cash sale had occurred at the market value detailed in footnote (16).

Past performance is not necessarily indicative of future performance.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

99.1	Form of Second Amended and Restated Advisory Agreement among Registrant and Behringer Advisors LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: May 17, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer and Treasurer